   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 11, 1996


                                                          REGISTRATION N.2-30771
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                 [ ]  PRE-EFFECTIVE AMENDMENT NO.


                 [X]  POST-EFFECTIVE AMENDMENT NO. 39


                                     AND/OR

                  REGISTRATION STATEMENT UNDER THE INVESTMENT
                              COMPANY ACT OF 1940


              [X]  AMENDMENT NO. 39


                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A
                           (Exact Name of Registrant)

     AMERICAN FIDELITY ASSURANCE COMPANY
         (Name of Insurance Company)
             2000 CLASSEN CENTER
           OKLAHOMA CITY, OKLAHOMA                                73106
       (Address of Insurance Company's                          (Zip Code)
         Principal Executive Offices)

    Insurance Company's Telephone Number, Including Area Code (405) 523-2000

              STEPHEN P. GARRETT                                Copies to:
            SENIOR VICE PRESIDENT                         THEODORE M. ELAM, ESQ.
          LAW AND GOVERNMENT AFFAIRS                     CONNIE S. STAMETS, ESQ.
     AMERICAN FIDELITY ASSURANCE COMPANY                      MCAFEE & TAFT
             2000 CLASSEN CENTER                        A PROFESSIONAL CORPORATION
        OKLAHOMA CITY, OKLAHOMA 73106                  211 N. ROBINSON, 10TH FLOOR
   (Name and Address of Agent for Service)            OKLAHOMA CITY, OKLAHOMA 73102

     It is proposed that this filing will become effective (check appropriate box)


        [ ] immediately upon filing pursuant to paragraph (b)

        [ ] on (date) pursuant to paragraph (b)

        [X] 60 days after filing pursuant to paragraph (a)(1)

        [ ] on (date) pursuant to paragraph (a)(1)
        [ ] 75 days after filing pursuant to paragraph (a)(2)
        [ ] on (date) pursuant to paragraph (a)(2) of rule 485

     If appropriate, check the following box:

          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


     An indefinite amount of securities has been registered hereunder pursuant to Rule 24f-2(a)(1) of the Investment Company Act of 1940.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                             CROSS REFERENCE SHEET
                            PURSUANT TO RULE 481(A)

ITEM
NO.                           ITEM                                LOCATION IN PROSPECTUS
----                          ----                                ----------------------
  1    Cover Page.........................................  Cover Page
  2    Definitions........................................  "Definitions"
  3    Synopsis...........................................  "Fee Table"; "Participant
                                                            Questions"
  4    Condensed Financial Information....................  "Condensed Financial Information"
  5    General Description of Registrant and the Insurance
         Company..........................................  "General Description of the Fund
                                                            and the Company"
  6    Management.........................................  "Management of the Fund"
  7    Deductions and Expenses............................  "Deductions and Expenses"
  8    General Description of Variable Annuity
         Contracts........................................  "General Description of Variable
                                                              Annuity Contracts"
  9    Annuity Period.....................................  "Annuity Period"
 10    Death Benefit......................................  "Death Benefit"
 11    Purchases and Contract Value.......................  "Purchases and Contract Value"
 12    Redemptions........................................  "Redemptions"
 13    Taxes..............................................  "Federal Tax Matters"
 14    Legal Proceedings..................................  "Legal Proceedings"
 15    Table of Contents of the Statement of Additional
         Information......................................  "Contents of Statement of
                                                            Additional Information"

***************************************************************************
*                                                                         *
*  INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A  *
*  REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED     *
*  WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT  *
*  BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE        *
*  REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT    *
*  CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY     *
*  NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH  *
*  SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO            *
*  REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH    *
*  STATE.                                                                 *
*                                                                         *
***************************************************************************



                SUBJECT TO COMPLETION -- DATED DECEMBER 11, 1996

                                                                      PROSPECTUS

[AMERICAN FIDELITY ASSURANCE COMPANY LOGO]

GROUP VARIABLE ANNUITY CONTRACTS

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A
      2000 CLASSEN CENTER, OKLAHOMA CITY, OKLAHOMA 73106 -- (405) 523-2000

    American Fidelity Variable Annuity Fund A ("Fund") is offering group variable annuity contracts issued by American Fidelity Assurance Company (the "Company") to employers and the self-employed, for use in connection with certain retirement programs which receive favorable tax deferred treatment under Federal income tax law. The Fund has as its primary investment objective long term growth of capital which the Fund endeavors to achieve through a diversified investment portfolio consisting primarily of common stock. A secondary investment objective of the Fund is the production of income.


    This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the
Fund dated                , 1996 (the "Statement of Additional Information") has
been filed with the Securities and Exchange Commission and is available, without charge, by calling or by writing the Fund at the above telephone number or address. The Statement of Additional Information is hereby incorporated by reference into this Prospectus. The table of contents of the Statement of Additional Information appears at the end of this Prospectus.


    The minimum initial premium deposit for each Participant is $20.00 and the minimum amount of each subsequent deposit is $10.00. A deduction is made from each premium deposit to reimburse the Company for certain sales and other expenses. See "Deductions and Expenses." The variable annuity contract permits a Participant to redeem his account, except where prohibited by Federal income tax law, prior to commencement of annuity payments. See "Federal Tax Matters."

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ---------------------

                THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR
                                FUTURE REFERENCE


                                            , 1996

                               TABLE OF CONTENTS


                                                                                        PAGE
                                                                                        ----
Definitions...........................................................................    2
Fee Table.............................................................................    3
Participant Questions.................................................................    3
Condensed Financial Information.......................................................    5
  Financial Highlights................................................................    5
  Financial Statements................................................................    5
  Performance Results.................................................................    5
General Description of the Fund and the Company.......................................    6
  The Company.........................................................................    6
  The Fund............................................................................    6
  Investment Objectives and Policies of the Fund......................................    6
Management of the Fund................................................................    7
Deductions and Expenses...............................................................    8
General Description of Variable Annuity Contracts.....................................    9
  Voting Rights.......................................................................    9
  Amendments..........................................................................    9
Annuity Period........................................................................   10
  Annuity Options.....................................................................   10
Death Benefit.........................................................................   11
Purchases and Contract Value..........................................................   11
  How Do I Purchase Units?............................................................   11
  How Are Accumulation Units Valued?..................................................   11
Redemptions...........................................................................   12
Federal Tax Matters...................................................................   13
  General.............................................................................   13
  Taxes Payable by Participants and Annuitants........................................   13
  Section 403(b) Annuities for Employees of Certain Tax-Exempt Organizations or
     Public Educational Institutions..................................................   13
  Section 401 Qualified Pension, Profit-Sharing or Annuity Plans......................   14
  Individual Retirement Annuities (IRAs)..............................................   15
  Simplified Employee Pension Plans...................................................   15
Legal Proceedings.....................................................................   16
Participant Inquiries.................................................................   16
Contents of Statement of Additional Information.......................................   16

                                  DEFINITIONS

     AS USED IN THIS PROSPECTUS, THE FOLLOWING TERMS HAVE THE INDICATED MEANINGS UNLESS THE CONTEXT EXPRESSLY OR BY NECESSARY IMPLICATION OTHERWISE DICTATES:

     ACCUMULATION PERIOD: The period of time between becoming a Participant and the commencement of annuity payments.

     ACCUMULATION UNIT: A standard of measurement used to measure the value of each account.

     ADVISORY AGREEMENT: The Management and Investment Advisory Contract between the Fund and the Company pursuant to which the Company provides investment advisory services to the Fund.

     ANNUITANT: The Participant on whose life annuity payments will be based and who will receive annuity payments pursuant to a Contract.

     ANNUITY: A series of installment payments for the life of the Annuitant, or for the joint lifetime of the Annuitant and another person and thereafter during the lifetime of their survivor, with either a minimum number of payments or an ascertainable sum certain.

     ANNUITY OPTIONS: The four alternative methods to receive annuity payments available under the Contract.

     ANNUITY PAYMENTS: Payments made after retirement to Annuitants pursuant to the Contract.

     ANNUITY PERIOD: The period of time between commencement of annuity payments and the payment of the last annuity payment due under the Contract.

     BENEFICIARY: The person who will receive payments, if any, on the Annuitant's death.

     CODE: The Internal Revenue Code of 1986, as amended.

     CONTRACT OWNER: The entity to which a Contract is issued, which is normally the employer of Participants or an organization representing such employer.

     MINIMUM DEATH PAYMENT: An amount payable to the named beneficiaries of a Participant in the event of death of a Participant prior to commencement of annuity payments.

     NET INVESTMENT FACTOR: A factor used to determine the value of an Accumulation Unit which is based upon the investment performance of the Fund.

     PARTICIPANT: A person having an interest in the Fund through premium deposits by him or on his behalf, but who has not begun to receive annuity payments.

     PREMIUM DEPOSIT: Sums paid to the Company by the Contract Owner pursuant to the Contract on behalf of the Participant.

     SUB-ADVISORS: Lawrence W. Kelly & Associates, Inc. ("Kelly") and Todd Investment Advisors, Inc. ("Todd Investment"), sub-advisors to the Fund pursuant to investment sub-advisory agreements with the Company.

     VALUATION DATE: A day on which the value of the Fund is determined.

     VALUATION PERIOD: The period between successive valuation dates.

     VARIABLE ANNUITY: An annuity providing for payments varying in amount in accordance with the investment experience of the Fund.

     VARIABLE ANNUITY CONTRACT: The master group contract between the Company and a Contract Owner. Also sometimes referred to as a "Contract."

     VARIABLE ANNUITY UNIT: A measure used to calculate the amount of annuity payments.

                                   FEE TABLE

Contract Owner Transaction Expenses (as a percentage of purchase payments)
  Sales Load Imposed on Purchases..................................................     3.00%
  Administrative Expense...........................................................     0.25%
  Minimum Death Benefit Expense....................................................     0.75%
  Deferred Sales Load..............................................................      None
  Surrender Fees...................................................................      None
  Exchange Fee.....................................................................      None
Per Payment Charge.................................................................    $ 0.50
One-time Contract Fee..............................................................    $15.00
Annual Expenses (as a percentage of average net assets)
  Management Fee...................................................................   .50000%
  Mortality and Expense Risk Fees..................................................   .96025%
                                                                                    ---------
          Total Annual Expenses....................................................  1.46025%


     The purpose of the fee table is to assist Contract Owners in understanding the various costs and expenses that they will bear directly or indirectly. For a more complete explanation of each of these costs and expenses, see "Deductions and Expenses." Premium taxes are not shown in the fee table, but may be charged by some states on purchase payments or amounts annuitized.


EXAMPLE

     If you surrender your contract or annuitize at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and implementation of the management fee shown in the table above:

  1 YEAR    3 YEARS    5 YEARS    10 YEARS
  ------    -------    -------    --------
   $ 69       $99       $ 131       $221

     This example should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown above. Similarly, the 5% annual rate of return assumed in the example is not an estimate or guarantee of future performance. Under Federal income tax laws, a penalty tax may be assessed upon withdrawal of amounts accumulated under any Variable Annuity Contract.

                             PARTICIPANT QUESTIONS

HOW WILL THE FUND ACHIEVE ITS INVESTMENT OBJECTIVES?

     The Fund's primary investment objective is long-term growth of capital and secondarily the production of income. To achieve these objectives the Fund invests primarily in common stocks. In order to diversify, the Fund will invest not more than 5% of its assets in any one issuer, except obligations of the United States Government and instrumentalities thereof, and will acquire not more than 10% of the voting securities of any one issuer. The Fund will invest not more than 25% of its assets in any one industry and not more than 10% of its assets in real estate. In addition, the Fund may invest up to 35% of its assets in equity securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), other Depository Receipts or ordinary shares if U.S. dollar denominated and publicly traded in the United States. Investment in companies of any one foreign country will be limited to 20% of Fund assets. The Fund's investment objectives and policies are discussed in more detail under "General Description of the Fund and the Company" and in the Statement of Additional Information.

WHAT ARE THE RISKS I FACE IN INVESTING IN THE FUND?

     Achievement of the Fund's investment objectives cannot, of course, be assured due to the risks of loss of capital or income inherent in any investment in equity securities and the special risks associated with investing in the equity securities of foreign corporations. The Fund's investments are subject to the negative changes in the general economy of the United States and of various foreign countries where Fund assets are invested. The Fund is also vulnerable to changes that affect capital markets.

WHO IS THE INVESTMENT ADVISOR FOR THE FUND?

     The Company has been the Fund's investment advisor since 1968. In 1995, the Company retained Lawrence W. Kelly & Associates, Inc. ("Kelly") and Todd Investment Advisors, Inc. ("Todd Investment" and, together with Kelly, the "Sub-Advisors") to act as sub-advisors to the Fund. Subject to the fundamental objectives and policies of the Fund and any other guidelines provided by the Company, each Sub-Advisor has complete discretion and authority in the investment and reinvestment of the Fund assets under its management. Effective October 2, 1995, the Company allocated Fund assets equally between Kelly and Todd Investment. The asset allocation between the Sub-Advisors will be reviewed at least annually.

HOW DO I PURCHASE UNITS OF THE FUND?

     A detailed description of the steps you must take to purchase units of the Fund is included under "Purchases and Contract Value."

HOW CAN I REDEEM MONIES I HAVE INVESTED IN THE FUND?

     A detailed description of the steps you must take to redeem all or a portion of your investment is set out under "Redemptions."

ARE THERE ANY RESTRICTIONS ON WITHDRAWAL OF MY INVESTMENT?

     Although the Fund does not have a "ten-day free look" provision or policy, you do have the right to withdraw all or a part of your investment at any time. See "Redemptions" for the method of making such withdrawals. You should keep in mind, however, that there may be adverse tax consequences when such withdrawals are made. Federal income tax law restricts withdrawals from qualified retirement plans, but you are permitted to transfer your account from the Fund to another qualified fund. You should carefully read the section entitled "Federal Tax Matters" before you make any decision to redeem your investment.

                        CONDENSED FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     The following annual financial highlights of the Fund have been derived from schedules which have been audited for the six years ended December 31, 1995 by KPMG Peat Marwick LLP, independent auditors, and for the four years ended December 31, 1989 by Arthur Andersen & Co., independent certified public accountants. Information for the six months ended June 30, 1996 is derived from the Fund's unaudited financial statements. Per share data are for an Accumulation Unit outstanding throughout the year, with an average Accumulation Unit used for 1990 and later years. Ratios are determined using Fund totals for the period.


                              FINANCIAL HIGHLIGHTS
                PER ACCUMULATION UNIT INCOME AND CAPITAL CHANGES


                SIX MONTHS
                   ENDED                                            YEARS ENDED DECEMBER 31,
               JUNE 30, 1996   --------------------------------------------------------------------------------------------------
                (UNAUDITED)    1995(A)     1994      1993      1992      1991      1990      1989      1988      1987      1986
               -------------   --------   -------   -------   -------   -------   -------   -------   -------   -------   -------
INCOME AND
  EXPENSES:
Investment
  income.....    $   .1321     $  .2163   $0.2105   $0.2113   $0.2267   $0.2329   $0.2507   $0.2077   $0.1750   $0.0624   $0.0834
Operating
  expenses...        .0822        .1364    0.1193    0.1180    0.1113    0.1000    0.0856    0.0829    0.0515    0.0254    0.0304
               -------------   --------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net
  investment
  income.....        .0499        .0799    0.0912    0.0933    0.1154    0.1329    0.1651    0.1248    0.1235    0.0370    0.0530
CAPITAL
  CHANGES:
Net realized
  and
  unrealized
  gains
  (losses) on
securities...       1.4836       3.0251   (0.7066)   0.5074    0.1266    1.8089    0.2452    1.2791    0.3859    0.0970    0.6236
               -------------   --------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net increase
  (decrease)
  in
 Accumulation
  Unit
  value......       1.5335       3.1050   (0.6154)   0.6007    0.2420    1.9418    0.4103    1.4039    0.5094    0.1340    0.6766
Accumulation
  Unit value,
  beginning
  of
  period.....      12.1986       9.0936    9.7090    9.1083    8.8663    6.9245    6.5142    5.1103    4.6009    4.4669    3.7903
               -------------   --------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Accumulation
  Unit value,
  end of
  period.....    $ 13.7321     $12.1986   $9.0936   $9.7090   $9.1083   $8.8663   $6.9245   $6.5142   $5.1103   $4.6009   $4.4669
               ============    ========   =======   =======   =======   =======   =======   =======   =======   =======   =======
RATIOS/OTHER
  DATA:
Ratio of
  expenses to
  average net
  assets.....        .6304%      1.2880%   1.2826%   1.2783%   1.2812%   1.2800%   1.2879%   1.2844%   1.2911%   1.2991%   1.2836%
Ratio of net
  investment
  income to
  average net
  assets.....        .3829%       .7542%   0.9797%   1.0110%   1.3289%   1.7004%   2.4849%   1.9328%   3.0992%   1.8896%   2.2342%
Portfolio
  turnover
  rate.......        23.65%        66.1%     43.5%     51.2%     31.7%     41.2%     41.1%     50.1%     34.0%     78.3%    103.8%
Number of
 Accumulation
  Units
 outstanding,
  end of
  period
  (000's)....        6,128        5,997     5,616     5,114     4,644     4,268     4,041     3,806     3,840     3,733     3,513


---------------

(a) Management of Fund assets by the Sub-Advisors commenced October 2, 1995.

FINANCIAL STATEMENTS


     The foregoing financial highlights should be read in conjunction with the Fund's audited financial statements and the notes thereto included in the Statement of Additional Information and the financial information for the six months ended June 30, 1996 included in the Fund's 1996 semiannual report. The audited consolidated financial statements of the Company and the notes thereto also appear in the Statement of Additional Information.



PERFORMANCE RESULTS



     The fund may from time to time advertise certain performance results in sales literature, advertisements and reports to Contract Owners. The results will be calculated on a total return basis and on an average annual total return basis for various time periods, with all sales charges and other expenses deducted from investment results. The Fund may also advertise the ending value of investing $100 per month for various time periods, with all sales charges and other expenses deducted from investment results.



     The Fund's total return for the twelve months ended June 30, 1996 and average annual total returns over the five and ten year periods ended June 30, 1996 were 19.07%, 11.26% and 10.54%, respectively. These results were calculated in accordance with the Securities and Exchange Commission rules which require that the maximum sales charge be deducted. These figures reflect past results and are not an indication of future results. Further information regarding the Fund's investment results is contained in the Fund's Statement of Additional Information.

                GENERAL DESCRIPTION OF THE FUND AND THE COMPANY

THE COMPANY

     The Company is an Oklahoma stock life insurance company organized in 1960. Its principal executive offices are located at 2000 Classen Center, Oklahoma City, Oklahoma 73106, telephone number (405) 523-2000. The Company is licensed to conduct life, annuity and accident and health insurance business in forty-eight (48) states and the District of Columbia.

     The Company has been a wholly owned subsidiary of American Fidelity Corporation since 1974. The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises, A Limited Partnership, whose managing general partners are William M. Cameron, William E. Durrett, Edward C. Joullian, III, John W. Rex and Theodore M. Elam. The address of both American Fidelity Corporation and Cameron Enterprises, A Limited Partnership is 2000 Classen Center, Oklahoma City, Oklahoma 73106. The Company has served as the investment advisor to the Fund since 1968. The Company does not serve as investment advisor to any other variable annuity, mutual fund or other company.

THE FUND

     Since 1968, the Company has maintained a separate account under Oklahoma insurance law designated as American Fidelity Variable Annuity Fund A (the "Fund"). The Fund is registered with the Securities and Exchange Commission as an open-end diversified management investment company under the Investment Company Act of 1940, which means that at least 75% of the value of the total assets of the Fund is represented by cash and cash items, government securities, securities of other investment companies and other securities, limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

     The assets of the Fund are segregated from the assets of the Company and, under Oklahoma law, may not be charged with the liabilities arising out of other business activities of the Company. Any Fund income, gains or losses, realized or unrealized, are credited to or charged against the Fund without regard to income, gains or losses of the Company. The obligations arising under the Variable Annuity Contracts are not obligations of the Company. The Fund has no sub-accounts.

     At December 31, 1995, 14.59% of the assets of the Fund were attributable to the Variable Annuity Contract of the American Fidelity Companies Employee Savings Plan Trust. Its address is the same as that of the Company. No more than 10% of the assets of the Fund were attributable to any other Variable Annuity Contract at such date.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUND

     The Fund's investment objectives are primarily long-term growth of capital and secondarily the production of income. Such objectives do not preclude infrequent investments for short-term capital appreciation. Income and realized capital gains are reinvested at no charge to the Participant. The Fund's fundamental investment policies cannot be changed without approval by Contract Owners representing a majority vote of shares of the Fund. See Item 19 of the Statement of Additional Information for a list of the Fund's fundamental investment policies.

     In order to achieve its investment objectives, the Fund normally invests in a diversified portfolio consisting primarily of common stocks based upon an assessment of particular industries or companies. The Fund invests not more than 5% of its assets in any one issuer, except obligations of the United States Government and instrumentalities thereof, and will acquire not more than 10% of the voting securities of any one issuer. In addition, the Fund invests not more than 25% of the Fund's assets in any one industry and not more than 10% of the Fund's assets in real estate (including real estate investment trusts). The Fund is normally fully invested, apart from cash balances needed to meet Variable Annuity Contract payments and Participant redemptions. The Fund's assets may also be held in cash equivalents or securities which are direct obligations of the United States Government for this purpose. The Fund has a policy of not purchasing puts, calls or other options.

     The Fund may invest up to 35% of its assets in equity securities of foreign issuers in the form of ADRs, other Depository Receipts or ordinary shares if U.S. dollar denominated and publicly traded in the United States. Investments in companies of any one foreign country are limited to not more than 20% of Fund assets. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer which are deposited in a domestic bank or foreign branch of a U.S. bank. ADRs are traded on a U.S. exchange or in the over-the-counter market. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs generally provide more financial information than non-ADR foreign issuers. ADR investments also involve risks not present in domestic investments, such as exposure to fluctuations in foreign currencies, less publicly available information, nonuniform accounting, auditing and financial reporting standards, less liquidity and more volatility, foreign withholding or other taxes, and political or economic instability affecting foreign investments.

     The Fund's Sub-Advisors may determine that prevailing market and economic conditions indicate investment in other than common stocks may be advantageous, in which event investments may be made on a short-term basis in securities which are a direct obligation or guaranteed by the United States Government, bonds, notes or other evidences of indebtedness, issued publicly or privately, of a type customarily purchased for investment by institutional investors. Such nongovernmental investments may be convertible into stock or may be accompanied by stock purchase options or warrants for the purchase of stock.

     Achievement of the Fund's investment objectives cannot, of course, be assured due to the risks of loss of capital or income inherent in any investment in equity securities and the special risks associated with investing in the equity securities of foreign corporations. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and overall market and economic conditions.

                             MANAGEMENT OF THE FUND

     The Board of Managers of the Fund, which is elected annually by the Contract Owners, is responsible for overseeing the management of the Fund, including the establishment and supervision of the Fund's investment policies and objectives, reviewing and approving the Fund's contracts and other arrangements and monitoring Fund performance and operations.

     The Company has served as the investment advisor to the Fund since 1968 and is, subject to the authority of the Board of Managers of the Fund, responsible for overall management of the Fund's business affairs. The Company has sub-advisory agreements with Kelly and Todd Investment under which the Sub-Advisors have managed the Fund's investment portfolio since October 1995.

     Subject to the fundamental investment objectives and policies of the Fund and any other guidelines provided by the Company, each Sub-Advisor has complete discretion and authority in the investment and reinvestment of the Fund assets under its management. The Company allocated Fund assets equally between Kelly and Todd Investment in October 1995 and reevaluates this allocation at least annually. Each Sub-Advisor determines what securities are acquired, held or disposed of and, subject to any instructions from the Company as to the Fund's cash requirements from time to time, the portion of Fund assets which will be held uninvested. The Sub-Advisors are also authorized to exercise all voting rights pertaining to the Fund assets they manage. The Sub-Advisors are authorized to select brokers to effect securities transactions on behalf of the Fund. Neither Sub-Advisor nor any of their respective affiliates may act as a broker with respect to securities transactions for the Fund.

     Kelly has provided the Company research and investment advice since 1985. Beginning in the fourth quarter of 1995, Kelly's services relating to Fund assets have been rendered pursuant to its sub-advisory agreement with the Company, and its services relating to other assets managed by the Company have been provided under a separate consulting agreement. Lawrence W. Kelly, the founder of Kelly, has 29 years of experience in the investment advisory business and he and his wife, Janice M. Kelly, are the sole shareholders of Kelly. From 1980 to 1985, Mr. Kelly was chairman of Webster Management Corporation, an investment advisory firm which provided investment advice to the Company. In addition, Mr. Kelly was a vice president (1974 to 1988) and director (1981 to 1985) of Kidder, Peabody & Co., Inc. and the chairman of five mutual funds managed by Webster and Kidder from various dates between 1981 and 1984 until 1986. As of December 31, 1995, Kelly managed 43 client securities portfolios on a discretionary basis with an aggregate market value of $251 million. It also managed or supervised 16 client securities portfolios on a non-discretionary basis with an aggregate market value of $934.4 million. Kelly has not acted as an investment advisor to any investment company registered under the Investment Company Act other than the Fund. Kelly is located at 200 South Los Robles Avenue, Suite 510, Pasadena, California 91101.

     Todd Investment has 28 years of experience managing investments for institutional clients. At December 31, 1995, Todd Investment managed over $2.5 billion for 30 clients, of which $941 million represented equity assets. Todd Investment generates all of its revenues from fee-based investment counseling and employs four portfolio managers. The primary portfolio manager for the Fund is Robert Bordogna, who has been with Todd Investment since 1980 and in the business for 26 years. Todd Investment has not previously acted as an investment advisor to a registered investment company. It is located at 3160 National City Tower, Louisville, Kentucky 40202 and, since December 1993, has been an indirect wholly-owned subsidiary of Stifel Financial Corporation, a financial services holding company based in St. Louis, Missouri.

                            DEDUCTIONS AND EXPENSES

     A deduction of 4% is made from each premium deposit received (4.17% of the amount invested). Of the 4%, 1/4% is for administrative expenses, 3/4% is for the minimum death payment, and 3% is for sales. The deduction for administrative expenses is designed to reimburse the Company for its actual administrative expenses, including salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees and office equipment and stationery. The deduction for administrative expenses for 1995 as a percentage of average net assets was .05%. The deduction of 3/4% for the minimum death benefit is not applicable after a Participant attains age 65. The sales charge is intended to recover all distribution expenses associated with marketing Contracts. In the event the sales charge is not adequate to recover all distribution expenses, the resulting "shortfall" is borne by the Company. Any such shortfall amounts paid by the Company may consist, among other things, of proceeds derived from mortality and expense risk charges discussed below. The sales charge for lump sum or periodic payments of $2,000 or greater may be less than 3%, depending on the actual commission paid.

     In addition to the 4% deduction, there is an additional administrative charge against each premium deposit of $.50 and a one-time certificate issuance fee of $15.00. These charges have been set at a level to recover no more than the actual costs of administering Contracts. Such deductions will not be increased until premium deposits on behalf of a Participant equal twice the amount of premium deposits made during the first year of participation. Such deductions may be increased on premium deposits in excess of such amount.

     All the Fund's expenses are paid by the Company. The Company monitors the actual costs it incurs on behalf of the Fund for sales and administrative expenses compared with the amounts deducted for sales and administrative expenses. If actual costs exceed the amount deducted, which has been the case historically, no additional deductions are made.


     The Company receives a daily fee of .0013698% (.50% on an annual basis) of the current value of the Fund as an investment advisory and management fee. The Company pays the Sub-Advisors' fees. Kelly receives an annual fee of .30% of Fund assets under its management, and Todd Investment receives an annual fee of
 .38% of Fund assets under its management or $50,000, whichever is greater. Under the Contract, the Company assumes the risk that the actuarial estimate of mortality rates among variable annuitants may be erroneous and the reserves based on such estimate will not be sufficient to meet annuity payment obligations. For mortality and expense risks assumed, the Company receives
 .96025% on an annual basis (.0026308% for each one-day valuation period) of the current value of the Fund's assets. Of this amount, .85% is for mortality risks and .11025% is for expense risks.

     Once a Participant elects an annuity option, certain jurisdictions may impose premium taxes with respect to subsequent premium deposits. Such premium taxes presently range from 0% to 3% of premium deposits. Premium taxes are deducted either from premium deposits when received or from the amount applied to effect an annuity at the time annuity payments commence, depending on applicable state law. If an amount for any premium taxes is deducted but subsequently is determined not to be due, the Fund applies the excess amount deducted to increase the number of units under the Participant account at the time such determination is made. If no amount for premium tax was deducted, but tax subsequently is determined to be due, the Fund reserves the right to reduce the number of units under a Participant account by the amount of the tax due at the time such determination is made.

               GENERAL DESCRIPTION OF VARIABLE ANNUITY CONTRACTS
VOTING RIGHTS

     Each Contract Owner may cast votes equal to the number of Accumulation Units under its Contract. During the Accumulation Period, the Contract Owner may cast the number of votes equal to (i) the amount of the assets established in the Fund to meet the annuity obligations related to such Contract Owner's Participants divided by (ii) the value of an Accumulation Unit.

     Fractional votes are counted, but each Contract Owner has a minimum of one vote.

     The number of votes which each Contract Owner may cast is determined as of a record date chosen by the Board of Managers which cannot be more than 90 days before a meeting of Contract Owners. At least 20 days' prior written notice of a meeting must be given. To be entitled to vote, a Contract Owner must have been such on the record date.

     During the Accumulation Period, a Participant under a Contract issued in connection with an H.R. 10 Plan, or pursuant to Code Section 403(b) or 408(b), has the right to instruct the Contract Owner with respect to the votes attributable to his individual account, and a Participant under a qualified employee pension or profit-sharing trust or a qualified annuity plan (other than one involving an H.R. 10 Plan) has the right to instruct the Contract Owner with respect to votes attributable to payments made by him, and to his vested portion of payments made by his employer, if any. All other votes entitled to be cast during such period under such a trust or plan may be cast by the Contract Owner in its sole discretion.

     During the Annuity Period, each Annuitant may instruct the Contract Owner with respect to all votes attributable to the amount of assets established in the Fund to meet the annuity obligations related to such Annuitant. Each Annuity Payment reduces the votes attributable to such assets. Proxy materials are sent to each Contract Owner, Participant, beneficiary of a deceased Participant and Annuitant.

     Each Contract Owner must vote in accordance with instructions, and, in the absence of instructions (other than those as to which no employee or Participant is entitled to give instructions), must cast votes in the same proportion as the votes for which instructions have been received.

AMENDMENTS

     The Company may change the Contract at any time if required by state or Federal laws. After a Contract has been in force for three years, the Company may change any term of the Contract except that benefits already earned by Participants cannot be decreased and guaranteed monthly life incomes cannot be decreased. The Company will notify Contract Owners of any change at least 90 days before the change will take effect.

                                 ANNUITY PERIOD

     Variable annuity payments, which are paid monthly, are determined on the two-fold basis of (a) the mortality table stipulated in the Contract; and (b) the investment performance of the Fund. The amount of variable annuity payment is not affected by adverse mortality experience or by the Company's expenses in excess of contractual deductions. The amount of the monthly annuity payment reflects investment income, gains and losses of the Fund both before and after retirement. Accordingly, annuity payments will vary with the investment experience of the Fund. The assumed investment rate of return upon which the annuity payment calculation is based is 4.5%. Therefore, when the Fund experiences returns in excess of 4.5%, monthly payments increase. When the investment return is less than 4.5%, payments decrease.

     Annuity commencement may begin at any time as elected by the Participant. However, withdrawals not made in accordance with the Federal income tax laws will be subject to penalties. See "Federal Tax Matters."

ANNUITY OPTIONS

     In order to elect an annuity option, the Participant's account must be at least $1,000. If it is less than $1,000 the Company reserves the right to pay the value of such account in one lump sum.

     Once an annuity option has been elected, the Participant does not have the right to change options. If no annuity option has been elected by the required distribution date, the Annuitant will receive a life variable annuity with 120 monthly payments certain.

     Option 1 -- Life Variable Annuity:

     A variable annuity payable monthly during the lifetime of and terminating with the last monthly payment preceding the death of the Annuitant. This option offers the maximum level of monthly payments, since there is no promise of a minimum number of payments or provision for a death benefit for beneficiaries.

     Option 2 -- Life Variable Annuity with 120, 180 or 240 Monthly Payments
Certain:

     A variable annuity payable monthly during the lifetime of the Annuitant with the provision that if, at the death of the Variable Annuitant, payments have been made for less than 120, 180 or 240 months, as elected, variable annuity payments will continue during the remainder of such period to the beneficiary designated by the Participant. If the Annuitant's beneficiary dies before the variable annuity payments cease, the present value of the current dollar amount of the remaining certain payment will be paid to the estate of the beneficiary based on an annual compound interest rate of 3 1/2%.

     Option 3 -- Unit Refund Life Variable Annuity:

     A variable annuity payable monthly during the lifetime of the Annuitant and upon death an additional payment will be made of the value at the date of death of the number of variable annuity units equal to the excess, if any, of (a) the total amount applied under this option divided by the variable annuity unit value on the date variable annuity installments commenced over (b) the variable annuity units represented by each installment multiplied by the number of installments paid prior to death.

     Option 4 -- Joint and Last Survivor Variable Annuity:

     A variable annuity providing a monthly benefit payable during the joint lifetime of the Annuitant and a designated second person, and thereafter two-thirds of such monthly benefit payable during the remaining lifetime of the survivor. There is no predetermined number of annuity payments. This option may not be elected if, as of the date the variable annuity is effected, the present value of the payment to which the designated second person may become entitled exceeds 49% of the present value of all payments provided for the Annuitant and the designated second person; however, such limitations do not apply if the designated second person is the spouse of the Annuitant.

     Other Options:

     A Participant has the further option to elect forms of fixed annuities having essentially the same characteristics as Annuity Options 1 through 4 above.

                                 DEATH BENEFIT

     In the event of the Participant's death prior to commencement of annuity payments, death proceeds are payable to a named beneficiary in an amount equal to the greater of (a) the value of the Participant's account as of the valuation date coincident with or next following the date written notice of death is received; or (b) if such death occurs prior to the Participant's 65th birthday, 100% of the total deposits made on behalf of the Participant, less any redemptions. Payments normally are made within seven days of receipt of such notice.

     The Code requires that annuity contracts issued after January 18, 1985 restrict the length of time over which non-spouse beneficiaries may elect to receive death benefit proceeds. Variable annuity contracts issued after this date provide that non-spouse beneficiaries must either take a total distribution within five years of the death of the Participant, or within one year of the Participant's death begin periodic payments for a period not to exceed the expected lifetime of the beneficiary.

     If the Participant dies during the annuity period, the Company will pay any remaining guaranteed payments to: (1) the Participant's beneficiary; or (2) the Participant's estate, if no beneficiary survives. Any payments made to a beneficiary must be on a payment schedule at least as rapid as that made to the Participant.

                          PURCHASES AND CONTRACT VALUE
HOW DO I PURCHASE UNITS?

     Accumulation Units in the Fund are being continuously offered through the Company's wholly owned subsidiary, American Fidelity Securities, Inc. ("AFS"), 2000 Classen Center, Oklahoma City, Oklahoma 73106. AFS has been the sole underwriter of the Fund since 1972. AFS distributes the Contracts through licensed life insurance representatives of the Company. Premium deposits are credited on the basis of Accumulation Units. A request for purchase of Accumulation Units received by the Fund before 3:00 p.m. Central Time will receive same day pricing; otherwise, pricing on the next trading day following receipt of a purchase request is used. The minimum initial premium deposit for each Participant is $20, and the minimum amount of each subsequent deposit is $10. A deduction is made from each premium deposit to reimburse the Company for certain sales and other expenses.

     The Underwriting Agreement between AFS and the Fund is subject to annual renewal by the Board of Managers (including a majority of the Board of Managers who are not interested persons as defined in the Investment Company Act of
1940), but may be terminated by the Board of Managers or by a majority in interest of Contract Owners, without penalty, on not more than 60 days written notice, and is automatically terminated upon assignment.

HOW ARE ACCUMULATION UNITS VALUED?

     The Fund's Accumulation Unit value is computed once daily. Portfolio securities are valued as of the close of regular trading of the New York Stock Exchange, currently 4:00 p.m. Eastern Time, on each business day when the New York Stock Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year, except for certain Federal and other holidays. The value of the Fund's securities and assets, except certain short-term debt securities, is determined on the basis of their market values. Short-term debt securities having remaining maturities of 180 days or less are valued by the amortized cost method, which approximates market value. Equity securities held by the Fund are valued at the last sales price on a national securities exchange or the Nasdaq National Market or, lacking any sales, at the last reported bid price. Over-the-counter securities not quoted in the Nasdaq National Market are valued at the reported bid price. Investments for which market quotations are not readily available, if any, are valued at their fair value as determined in good faith by the Board of Managers. The value of an Accumulation Unit is determined by dividing the value of the Fund's securities, cash and other assets (including accrued but uncollected interest and dividends), less all liabilities (including accrued expenses but excluding capital and surplus) by the number of Accumulation Units outstanding.

     The value of a Participant's individual account at any time prior to commencement of annuity payments is determined by multiplying the total number of Accumulation Units credited to his account by the current Accumulation Unit value. Each Participant is advised semiannually of the number of Accumulation Units credited to his account, the current Accumulation Unit value, and the total value of his account.

     The value of an Accumulation Unit may be determined at any date by multiplying the value of an Accumulation Unit on the last day of the immediately preceding Valuation Period by the "net investment factor" for the current Valuation Period. A Valuation Period is the interval between Valuation Dates.

     At each Valuation Date, a gross investment rate is determined from the investment performance of the Fund for the Valuation Period. Such rate is (i) the investment income, if any, for the Valuation Period, plus or minus realized or unrealized capital gains and losses, if any, for the period, less a deduction for any applicable income taxes divided by (ii) the value of the Fund at the beginning of the Valuation Period. The gross investment rate may be positive or negative.


     The net investment rate is then determined by deducting .00004(representing the investment advisory and management fee and the mortality and expense risk fee described under "Deductions and Expenses") from the gross investment rate. See "Item 26 -- Annuity Payments" of the Statement of Additional Information. The net investment factor is then calculated at 1.0 plus the net investment rate for the period. If the combined capital losses, the Valuation Period deduction and taxes exceed the investment income and capital gains, the net investment factor may be less than 1.0, and the value of an Accumulation Unit at the end of a Valuation Period may be less than the value for the previous Valuation Period.


                                  REDEMPTIONS

     Prior to commencement of annuity payments, a Participant may redeem all or a portion of his individual account. The redemption value of a Participant's account is equal to the Accumulation Unit value under the account next computed after the request for redemption is received by the Company. There is no assurance that the redemption value of a Participant's account will equal or exceed the aggregate amount of premium deposits at any time. There are no administrative fees for withdrawals.

     A partial redemption will result in a reduction of the Accumulation Units in a Participant's account. The reduction in the number of Accumulation Units will equal the amount redeemed divided by the applicable Accumulation Unit value next computed after receipt of the redemption request. If a partial redemption results in reduction of a Participant's accumulation account to less than $1,000, the Company, at its option, may cancel all Accumulation Units and remit the entire amount thereof to the Participant. After full redemption and cancellation of a Participant's account, no further premium deposits may be made on behalf of such Participant without the consent of the Company.

     A Participant's request for redemption should be submitted in writing directly to the Fund, 2000 Classen Center, Oklahoma City, Oklahoma 73106. A redemption request requires the signature of each person in whose name the units are registered, signed exactly as the name appears on the Company's register. In certain instances, the Fund may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. ALL PROPER REDEMPTION REQUESTS RECEIVED BEFORE 3:00 P.M. CENTRAL TIME WILL RECEIVE SAME DAY PRICING.

     Payment for units redeemed are made within three days after receipt of a properly tendered request. Redemption rights may be suspended or payment postponed at times when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to determine the value of its net assets; or for such other periods as the Securities and Exchange Commission may by order permit for the protection of Participants of the Fund. The Fund may delay the mailing of a redemption check for recently purchased units until such time as the payment check has cleared.

     The Fund is required by Federal income tax law to restrict certain redemptions. In addition, certain adverse tax consequences may result from an election by a Participant to redeem all or a part of his individual account. See "Federal Tax Matters."

                              FEDERAL TAX MATTERS

GENERAL

     The following description of Federal income tax consequences under the Contracts is not exhaustive, and special rules may apply to situations not discussed herein. For further information, consult a qualified tax adviser before establishing any retirement program.

     The Company files its income tax returns as a "life insurance company" under the Internal Revenue Code of 1986 (the "Code"). The Fund is part of the operations of the Company and is not taxed as a "regulated investment company." To date, the assets of the Fund have not been subject to Federal income tax, nor is it contemplated that the Fund will be so taxed.

TAXES PAYABLE BY PARTICIPANTS AND ANNUITANTS

     The Contracts offered by this Prospectus are used with retirement programs which receive favorable tax deferred treatment under Federal income tax law. Increases in the value of a Participant's account are not subject to income tax until annuity payments commence, at which time the amount of each payment is considered as ordinary income.

     Annuity payments or other amounts received under all Contracts generally are subject to some form of Federal income tax withholding. The withholding requirement will vary among recipients depending on the type of program, the tax status of the individual and the type of payments from which taxes are withheld. Additionally, annuity payments or other amounts received under all Contracts may be subject to state income tax withholding requirements.

SECTION 403(B) ANNUITIES FOR EMPLOYEES OF CERTAIN
  TAX-EXEMPT ORGANIZATIONS OR PUBLIC EDUCATIONAL INSTITUTIONS

     Premium Deposits. Under Section 403(b) of the Code, payments made by tax-exempt organizations meeting the requirements of Section 501(c)(3) of the Code and public educational institutions to purchase annuity Contracts for their employees are excludable from the gross income of employees to the extent that the aggregate premium deposits do not exceed the limitations prescribed by
Section 402(g), Section 403(b)(2) and Section 415 of the Code. This gross income exclusion applies to employer contributions and voluntary salary reduction contributions.

     An individual's voluntary salary reduction contributions under Section 403(b) are generally limited to the lesser of $9,500 or 20% of includible salary. Additional catch-up contributions are permitted under certain circumstances. Combined employer and salary reduction contributions are generally limited to approximately 20% of includible salary. In addition, employer contributions must comply with various nondiscrimination rules; these rules may have the effect of further limiting the rate of employer contributions for highly compensated employees.

     Taxation of Distributions. Distributions of voluntary salary reduction amounts are restricted. The restrictions apply to amounts accumulated after December 31, 1988 (including voluntary contributions after that date and earnings on prior and current voluntary contributions). These restrictions require that no distributions will be permitted prior to one of the following events: (1) attainment of age 59 1/2, (2) separation from service, (3) death,
(4) disability, or (5) hardship (hardship distributions will be limited to the amount of salary reduction contributions exclusive of earnings thereon).

     Other distributions from a Section 403(b) annuity Contract are taxed as ordinary income to the recipient in accordance with Section 72 of the Code. Distributions received before the recipient attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are excepted from this penalty tax, including distributions following (1) death, (2) disability, (3) separation from service during or after the year the Participant reaches age 55, (4) separation from service at any age if the distribution is in the form of substantially equal periodic payments over the life (or life expectancy) of the Participant (or the Participant and beneficiary), and (5) distributions in excess of tax deductible medical expenses.

     Required Distributions. Generally, distributions from Section 403(b) annuities must commence no later than April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 and such distributions must be made over a period that does not exceed the life expectancy of the Participant (or the Participant and beneficiary). Participants employed by governmental entities and certain church organizations may delay the commencement of payments until April 1 of the calendar year following retirement if they remain employed after attaining age 70 1/2. Following the death of the Participant prior to the commencement of annuity payments, the amount accumulated under the account must be distributed within five years or, if distributions to a beneficiary designated under the account start within one year of the Participant's death, distributions are permitted over the life of the beneficiary or over a period not extending beyond the beneficiary's life expectancy. If the Participant has started receiving annuity distributions prior to his death, distributions must continue at least as rapidly as under the method in effect at the date of his death. However, amounts accumulated under an account on December 31, 1986 are not subject to these minimum distribution requirements. A penalty tax of 50% will be imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

     Tax-Free Transfers and Rollovers. The Internal Revenue Service has ruled (Revenue Ruling 90-24) that total or partial amounts may be transferred tax free between Section 403(b) annuity contracts and/or Section 403(b)(7) custodial accounts under certain circumstances. In addition, Section 403(b)(8) of the Code permits tax-free rollovers from Section 403(b) programs to IRAs or other Section 403(b) programs under certain circumstances. Such a rollover must be completed within 60 days of receipt of the distribution. The portion of any distribution which is eligible to be rolled over to an IRA or another Section 403(b) program is subject to 20% Federal income tax withholding unless the Participant elects a direct rollover of such distribution to an IRA or other Section 403(b) program.

SECTION 401 QUALIFIED PENSION, PROFIT-SHARING OR ANNUITY PLANS

     Premium Deposits. Premium deposits made by an employer (or a self-employed individual) under a pension, profit-sharing or annuity plan qualified under
Section 401(a) or Section 403(a) of the Code are excluded from the gross income of the employee for Federal income tax purposes. Payments made by an employee generally are made on an after-tax basis unless they are made on a pre-tax basis by reason of Sections 401(k) or 414(h) of the Code.

     Taxation of Distributions. Distributions from Contracts purchased under qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions (which constitute "investment in the Contract"). However, if an employee or the beneficiary receives a lump sum distribution, as defined in the Code, from an exempt employees' trust, the taxable portion of the distribution may be subject to special tax treatment. For most individuals receiving lump sum distributions after attainment of age
59 1/2, the rate of tax may be determined under a special 5-year income averaging provision. Those who attained age 50 by January 1, 1986 may instead elect to use a 10-year income averaging provision based on the income tax rates in effect for 1986. In addition, individuals who attained age 50 by January 1, 1986 may elect capital gains treatment (at a 20% rate) for the taxable portion of a lump sum distribution attributable to years of service before 1974; such capital gains treatment has otherwise been repealed. Taxable distributions received from an account under a qualified plan prior to attainment of age
59 1/2 are subject to the same 10% penalty tax (and the same exceptions) as described with respect to Section 403(b) annuity Contracts.

     Required Distributions. The minimum distribution requirements for qualified plans are generally the same as described with respect to Section 403(b) annuity Contracts, except that no amounts are exempted from the minimum distribution requirements.

     Tax-Free Rollovers. The taxable portion of certain distributions from a plan qualified under Sections 401 or 403(a) may be transferred in a tax-free rollover to an individual retirement account or annuity or to another such plan. Such a rollover must be completed within 60 days of receipt of the qualifying distribution. The portion of any distribution which is eligible to be rolled over to an IRA or another Section 401(a) or 403(a) plan is subject to 20% Federal income tax withholding unless the Participant elects direct rollover of such distribution to an IRA or other Section 401(a) or 403(a) plan.

INDIVIDUAL RETIREMENT ANNUITIES (IRAS)

     Premium Deposits. The Tax Reform Act of 1986 has limited the extent to which individuals may make tax-deductible contributions for IRA Contracts. Deductible contributions equal to the lesser of $2,000 or 100% of compensation are permitted only for individuals who (i) are not (and whose spouses are not) active participants in another retirement plan; (ii) are active participants in another retirement plan, but are unmarried and have adjusted gross income of $25,000 or less; or (iii) are active participants (or have spouses who are) in another retirement plan, but are married and have adjusted gross income of $40,000 or less. Such individuals may also establish an IRA for a nonworking spouse who receives no compensation during the tax year; the annual tax-deductible premium deposits for both spouses' Contracts cannot exceed the lesser of $2,250 or 100% of the working spouse's earned income; and no more than $2,000 may be contributed to either spouse's IRA for any year. Individuals who are active participants in other retirement plans and whose adjusted gross income exceeds the cut-off point ($25,000 for unmarried and $40,000 for married) by less than $10,000 are entitled to make deductible IRA contributions in proportionately reduced amounts.

     An individual may make nondeductible IRA contributions to the extent of the excess of (i) the lesser of $2,000 ($2,250 in the case of contributions to both the individual's IRA and spousal IRA) or 100% of compensation over (ii) the IRA deduction limit with respect to the individual.

     Taxation of Distributions. Distributions from IRA Contracts are taxed as ordinary income to the recipient. In addition, a 10% penalty tax will be imposed on taxable distributions received before the year in which the recipient attains age 59 1/2, except that distributions made on account of death, disability or in the form of substantially equal periodic payments over the life (or life expectancy) of the Participant (or the Participant and beneficiary) are not subject to the penalty tax.

     Required Distributions. The minimum distribution requirements for IRA Contracts are generally the same as described with respect to Section 403(b) annuity Contracts, except that no amounts are exempted from the minimum distribution requirements and in all events such distributions must commence no later than April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.

     Tax-Free Rollovers. Federal law permits funds to be transferred in a tax-free rollover from a qualified employer pension, profit-sharing, or annuity plan, or a Section 403(b) annuity Contract to an IRA Contract under certain conditions. Amounts accumulated under such a rollover IRA may subsequently be rolled over on a tax-free basis to another such plan or Section 403(b) annuity Contract. In addition, a tax-free rollover may be made from one IRA to another, provided that not more than one such rollover may be made during any twelve-month period. In order to qualify for tax-free treatment, all rollovers must be completed within 60 days after the distribution is received.

SIMPLIFIED EMPLOYEE PENSION PLANS

     Premium Deposits. Under Section 408(k) of the Code, employers may establish a type of IRA plan referred to as a simplified employee pension plan ("SEP"). Employer contributions under a SEP, which generally must be made at a rate representing a uniform percent of the compensation of participating employees, are excluded from the gross income of employees for Federal income tax purposes. Employer contributions to a SEP cannot exceed the lesser of $30,000 or 15% of an employee's compensation.

     Salary Reduction SEPs. Federal tax law allows employees of certain small employers to have contributions made to the SEP on their behalf on a salary reduction basis. These salary reduction contributions may not exceed $7,000 indexed for inflation in later years. Employees of tax-exempt organizations are not eligible for this type of SEP.

     Taxation of Distributions. SEP distributions are subject to taxation in the same manner as other IRA distributions.

     Required Distributions. SEP distributions are subject to the same minimum required distribution rules applicable to other IRAs.

     Tax-Free Rollovers. Funds may be rolled over tax free from one SEP to another as long as the rollover is completed within 60 days after the distribution is received and is done no more frequently than once every twelve months.

                               LEGAL PROCEEDINGS

     There are no material pending legal proceedings other than ordinary routine litigation to which the Fund, the Company or AFS is a party.

                             PARTICIPANT INQUIRIES

     Contract Owner and Participant inquiries should be placed in writing and directed to American Fidelity Assurance Company, P.O. Box 25523, Oklahoma City, Oklahoma 73125.

                                    CONTENTS
                                       OF
                      STATEMENT OF ADDITIONAL INFORMATION

ITEM                 DESCRIPTION
----                 -----------
 18                  General Information and History
 19                  Investment Objectives and Policies
 20                  Management
 21                  Investment Advisory and Other Services
 22                  Brokerage Allocation
 23                  Purchase and Pricing of Securities Being Offered
 24                  Underwriters
 25                  Calculation of Performance Data
 26                  Annuity Payments
 27                  Financial Statements

                      STATEMENT OF ADDITIONAL INFORMATION

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A
                                  (Registrant)

                      AMERICAN FIDELITY ASSURANCE COMPANY
                              (Insurance Company)


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND SHOULD BE READ
IN CONJUNCTION WITH THE PROSPECTUS DATED           , 1996. A COPY OF THE
PROSPECTUS MAY BE OBTAINED BY WRITING:


                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                              2000 Classen Center
                         Oklahoma City, Oklahoma 73106
                                 (405) 523-2000


                            Dated:           , 1996

                               TABLE OF CONTENTS


                                                                                  CROSS-REFERENCE
                                                                                    BY PAGE TO
                                                                           PAGE     PROSPECTUS
                                                                           ----   ---------------
General Information and History..........................................  B-3            6
Investment Objectives and Policies.......................................  B-3            6
Management...............................................................  B-5            7
Investment Advisory and Other Services...................................  B-6            7
Brokerage Allocation.....................................................  B-7            7
Purchase and Pricing of Securities Being Offered.........................  B-8           11
Underwriters.............................................................  B-8           11
Calculation of Performance Data..........................................  B-8            5
Annuity Payments.........................................................  B-9            9
Financial Statements.....................................................  B-11         N/A

ITEM 18 -- GENERAL INFORMATION AND HISTORY

     American Fidelity Assurance Company ("Company") was organized in the State of Oklahoma in 1960 and during its existence has never changed its name. Neither the sales of variable annuity contracts nor the sales of any other insurance product by the Company have ever been suspended by any state where the Company has done or is presently doing business.

     The Company is a wholly owned subsidiary of American Fidelity Corporation, an insurance holding company. The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises, A Limited Partnership, an Oklahoma limited partnership ("CELP"). In accordance with the partnership agreement, management of the affairs of CELP is vested in five managing general partners: William M. Cameron, William E. Durrett, Edward C. Joullian, III, John W. Rex and Theodore M. Elam.

ITEM 19 -- INVESTMENT OBJECTIVES AND POLICIES

     (a) The investment policies and objectives of the Fund are contained in the Prospectus under the heading "Investment Objectives and Policies of the Fund."

     (b) The Fund's fundamental policies include the following:

         (1) not more than 5% of the value of the Fund's assets will be invested in securities of any one issuer, except obligations of the United States Government and instrumentalities thereof;

         (2) not more than 10% of the voting securities of any one issuer will be acquired;

         (3) not more than 25% of the value of the Fund's assets will be invested in any one industry;

         (4) no borrowings will be made except that the right is reserved to borrow from banks for emergency purposes, provided that such borrowings do not exceed 5% of the value of the assets of the Fund and that there always will be asset coverage of at least 300% for all outstanding borrowings of the Fund;

         (5) the Fund will not act as an underwriter of securities of other issuers, except to the extent that the Fund might be construed to be a statutory underwriter by virtue of its investment in restricted securities;

         (6) not more than 10% of the value of the assets of the Fund may be invested in real estate (including shares of real estate investment trusts), securities for which there is no established market, or securities (including bonds, notes or other evidences of indebtedness) which are not readily marketable without registration under Federal or state securities laws;

         (7) no purchase of commodities or commodity contracts will be effected;

         (8) purchase of puts, calls or other options will not be made;

         (9) loans will not be made except through the acquisition of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors, whether or not publicly distributed;

        (10) investment will not be made in the securities of a company for the purpose of exercising management or control;

        (11) although it is not intended that investments be made in securities of other investment companies, the Fund may make such investments up to a maximum of 10% of its assets, provided that not more than 3% of the total outstanding voting stock of any one investment company may be held;

        (12) although the Fund does not intend to engage to a large extent in short-term trading, it may make investments for the purpose of seeking short-term capital appreciation;

        (13) investments in repurchase agreements will be limited to the top thirty-five U.S. Banks, by deposits, that are rated at least "B/C" by Keefe, Bruyette, Woods, a national bank rating agency, or a comparable rating from a similar bank rating service. Additionally, there must be an appropriate amount of excess collateralization depending upon the length of the agreement, to protect against downward market fluctuation and the Fund must take delivery of the collateral. The market value of the securities held as collateral will be valued daily. In the event the market value of the collateral falls below the repurchase price, the bank issuing the repurchase agreement will be required to provide additional collateral sufficient to cover the repurchase price.

        (14) short sales of securities will not be made;

        (15) purchases will not be made on margin, except for such short-term credits as are necessary for the clearance of transactions;

        (16) the Company should generally conform to the issuer guidelines noted below with exceptions noted at time of recommendation and variances reviewed annually with the Investment Committee:

             1. $150,000,000 or more in assets,

             2. Operational for at least 10 years,

             3. $50,000,000 or more in stockholders' equity;

        (17) investments in high-yield or non-investment grade bonds will not be made; and

        (18) investments in the equity securities of foreign corporations will be limited to American Depositary Receipts ("ADRs"), other Depository Receipts or ordinary shares if U.S. dollar denominated and publicly traded in the United States. Not more than 35% of the Fund's assets will be invested in foreign issues. In addition, not more than 20% of the Fund's assets will be invested in issuers of any one foreign country.

     (c) The Prospectus and subsection (b) above fully describe the investment policies of the Fund. None of these policies may be changed without the approval of Contract Owners representing a majority vote of shares of the Fund.

     (d) The rate of portfolio turnover is not a limiting factor when changes are deemed appropriate. Under normal circumstances the annual portfolio turnover will not exceed 80% although, in any particular year, conditions could result in portfolio activity at a greater rate than anticipated. A turnover ratio is the lesser of the cost of securities purchased or the consideration of securities sold divided by the monthly average value of securities held during a year. A higher turnover rate than anticipated does not in and of itself, indicate a variation of investment policy. During periods of increased market volatility, or after a prolonged advance in the equity market, a turnover rate of more than 100% may be incurred in order to shift assets from securities that are more fully valued to securities that are perceived to be undervalued. A high portfolio turnover rate may involve correspondingly greater broker commissions and other transaction costs which will be borne by the Fund. The Fund will not engage in transactions contributing to a high portfolio turnover rate unless in the Company's opinion their added benefit exceeds their added cost. To date, the assets of the Fund have not been subject to Federal income tax, nor is it contemplated that they will be taxed. Therefore, any change in portfolio activity is not expected to have any adverse tax consequences at this time. See "Federal Tax Matters" in the Prospectus.

         The annual portfolio turnover rate during the years 1993, 1994 and 1995 was 51.2%, 43.5% and 66.1%, respectively.

ITEM 20 -- MANAGEMENT

     (a) and (b) Information about each member of the Board of Managers is as follows:

                                      POSITION(S) HELD               PRINCIPAL OCCUPATION(S)
    NAME, ADDRESS AND AGE             WITH REGISTRANT                  DURING PAST 5 YEARS
    ---------------------             ----------------               -----------------------
John W. Rex, 62                   Manager and Chairman of     Director (1982 to present), President
2000 Classen Center                 the Board(1)(2)(3)          and Chief Operating Officer (1992 to
Oklahoma City, OK 73106                                         present), Executive Vice President
                                                                (1990-1992) and Treasurer (1972 to
                                                                1995) of the Company; Director (1982
                                                                to present), Executive Vice
                                                                President (1990 to present) and
                                                                Treasurer (1972 to 1995) of American
                                                                Fidelity Corporation; Director,
                                                                Boatmen's Trust Company, an Oklahoma
                                                                Trust Company

Daniel D. Adams, Jr., 54          Manager and Secre-          Vice President and Investment Officer
2000 Classen Center                 tary(1)(2)                  of the Company and American Fidelity
Oklahoma City, OK 73106                                         Corporation.

Jean G. Gumerson, 73              Manager                     President, Presbyterian Health
711 Stanton L. Young Blvd.,                                     Foundation
Suite 604
Oklahoma City, OK 73104

Edward C. Joullian, III, 66       Manager(2)(3)               Chairman of the Board of Directors and
2000 Classen Center, 800 East                                   Chief Executive Officer, Mustang
Oklahoma, City, OK 73106                                        Fuel Corporation; Director of the
                                                                Company and American Fidelity
                                                                Corporation; Director, Fleming
                                                                Companies, Inc.; Director, The LTV
                                                                Corporation

Gregory M. Love, 34               Manager                     President and Chief Operating Officer
10601 N. Pennsylvania Avenue                                    (1995 to present), Vice
Oklahoma City, OK 73120                                         President -- Real Estate and
                                                                Development (1990 to 1995) of Love's
                                                                Country Stores, Inc.; Director,
                                                                Affiliated Food
                                                                Stores, Inc.

J. Dean Robertson, D.D.S., 79     Manager                     Private practice in pediatric
5222 North Portland                                             dentistry; Professor Emeritus,
Oklahoma City, OK 73112                                         University of Oklahoma, College of
                                                                Dentistry

G. Rainey Williams, Jr., 35       Manager                     Managing Partner, Marco Investment
9520 N. May Avenue,                                             Company; Director, Mustang Fuel
Suite 200                                                       Corporation
Oklahoma City, OK 73120

---------------

(1) Member of the Investment Committee of the Fund

(2) "Interested Person" of the Fund under Section 2(a)(19) of the Investment Company Act of 1940.

(3) Also a director of the Company.

     (c) The Company pays all expenses of the Fund's operation. No member of the Board of Managers of the Fund, and no officer or director of the Company, receives any remuneration from the Fund. Members of the Board of Managers who are not employees of the Company receive a fee, paid by the Company, of $500 for each meeting attended. For 1995, such fees totaled $4,500.

ITEM 21 -- INVESTMENT ADVISORY AND OTHER SERVICES

     (a) American Fidelity Corporation is the parent of the Company, the Fund's investment advisor. American Fidelity Corporation is itself controlled by Cameron Enterprises, A Limited Partnership ("CELP"). The general partners of CELP are Lynda L. Cameron, William M. Cameron, Theodore M. Elam and, in their capacities as trustees, William E. Durrett, Edward C. Joullian, III, John W. Rex and the Bank of Oklahoma, N.A. In accordance with the CELP partnership agreement, management of the affairs of CELP is vested in five managing general partners: Messrs. Cameron, Durrett, Joullian, Rex and Elam. Information concerning persons affiliated with the Fund and the Company is incorporated herein by reference to Item
        20 -- Management. The Company is compensated pursuant to the Advisory Agreement. Through 1995, the Company received an investment advisory and management fee of .0008904% (.325% on an annual basis) of the current value of the Fund for each day during the Valuation Period. The fee paid by the Fund was $146,229 in 1993, $163,189 in 1994, and $200,769 in
        1995.


        On September 1, 1995, the Advisory Agreement was amended to provide for an increased fee to the Company of .0013698% daily (.50% on an annual basis). The increased fee became effective July 1, 1996. The amendment to the Advisory Agreement was approved by the Board of Managers of the Fund on May 23, 1995 (including approval by a majority of the managers who are not interested persons of the Company or the Fund) and by a majority in interest of the Fund's Contract Owners on September 1, 1995.


        Effective October 2, 1995, the Sub-Advisors were retained by the Company as sub-advisors of the Fund pursuant to agreements dated June 26, 1995. The sub-advisory agreements were approved by the Board of Managers of the Fund on May 23, 1995 (including approval by a majority of the managers who are not interested persons of the Company or the Fund) and by a majority in interest of the Fund's Contract Owners on September 1, 1995. The fees of the Sub-Advisors are paid by the Company. Kelly receives an annual fee of .30% of Fund assets under its management and Todd Investment receives an annual fee of .38% of Fund assets under its management or $50,000, whichever is greater. The Sub-Advisors' fees are payable quarterly and, if based on Fund assets, are calculated on the value of Fund assets on the last trading day of each calendar quarter. Pursuant to the sub-advisory agreements, in 1995 the Company paid Kelly $27,150 and Todd Investment $34,700.

        Lawrence W. Kelly and his wife, Janice M. Kelly, are the sole shareholders of Kelly, each holding 50% of Kelly's outstanding stock. Todd Investment is a wholly-owned subsidiary of Stifel Asset Management Corp., which is a wholly-owned subsidiary of Stifel Financial Corporation.

     (b) The Company performs all management and administrative services for the Fund for which the Company receives no compensation except for the above described investment advisory and management fee.

     (c) All fees, expenses and costs of the Fund are paid for by the Company.

     (d) There are no management related services contracts except those described herein.

     (e) Kelly served as a research consultant to the Fund from 1985 until it became a sub-advisor in October 1995. Under its consulting agreement with the Company, Kelly provided investment research and specific investment recommendations to the Company and the Fund for an annual fee of $50,000. The Company paid all of Kelly's fees under the consulting agreement, of which $25,700, $25,000 and $20,100 in 1993, 1994 and 1995, respectively, were allocated to the Fund.

    (f) All of the Fund's expenses are paid for by the Company.

    (g) All of the assets of the Fund are held under a custodial safekeeping agreement by Boatmen's Trust Company, an Oklahoma Trust Company, 211 North Robinson, Post Office Box 25189, Oklahoma City, Oklahoma 73125. Boatmen's maintains securities in safekeeping on its premises, or in a recognized clearing corporation, or in the Federal Reserve book-entry system, in the Fund's or Custodian's name, or in the name of the clearing corporation, or in the nominee name of any of the foregoing.

        The consolidated financial statements of the Company and its subsidiaries and the financial statements of the Fund as of December 31, 1995 and 1994, and for the years then ended, included in this Registration Statement, have been audited by KPMG Peat Marwick LLP, 700 Oklahoma Tower, Oklahoma City, Oklahoma 73102, independent certified public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon such reports and upon the authority of said firm as experts in accounting and auditing.

        The Board of Managers voted at its Board of Managers Meeting on April 11, 1995 to appoint KPMG Peat Marwick LLP as the Fund's independent certified public accountants for 1995 and this decision was ratified by the Contract Owners at their annual meeting on September 1, 1995.

ITEM 22 -- BROKERAGE ALLOCATION

     Each of the Sub-Advisors is authorized to select brokers to effect transactions in Fund securities under its management. Neither Sub-Advisor nor any of their respective affiliates may act as a broker with respect to securities transactions for the Fund. Prior to October 1995, the Company selected the brokers effecting transactions in Fund securities based upon such factors as execution capability, financial stability, research provided and clearance and settlement capability. For the years 1993, 1994 and 1995, the Fund paid brokerage commissions of $98,800, $90,000 and $137,100. The increase in commissions in 1995 over the prior two years was largely because of the increase in Fund assets. As a percentage of net assets, commissions were .20% in 1993,
 .18% in 1994 and .18% in 1995.

     In selecting a broker to execute portfolio transactions, Kelly's objective is to obtain the best execution, while at the same time obtaining research used to service its clients. The selection of a broker takes into account the quality of brokerage services, including such factors as execution capability, financial stability and clearance and settlement capability. Research furnished by brokers may be used in serving any or all of Kelly's clients, including clients which have not paid commissions to the broker providing the research. Kelly evaluates the reasonableness of brokerage commissions on an on-going basis in light of the general level of commissions being paid from time to time and the value of research services received. In order to obtain lower commission rates for clients, Kelly engages from time to time in block trades, i.e., grouping orders with a single broker. Accounts involved in such transactions receive the average executed price, except that brokers may charge smaller accounts a minimum commission resulting in smaller accounts paying slightly more in commissions per share than larger accounts.

     In selecting brokers to effect portfolio transactions, Todd Investment uses its best efforts to obtain for its clients the most favorable price and execution available except to the extent that it determines that clients should pay a higher brokerage commission for brokerage and research services. In evaluating the overall reasonableness of brokerage commissions paid, Todd Investment reviews the type and quality of the execution services rendered and the quantity and nature of the portfolio transactions effected and compares generally the commissions paid to brokers with the commissions believed to be charged by other brokers for effecting similar transactions as well as with commissions generally charged by brokers prior to the introduction of negotiated commission rates. In addition, it takes into account the quality and usefulness of the brokerage and research services, if any, that may be furnished by such brokers. During 1995, Todd Investment internally allocated brokerage transactions to certain brokers based on the furnishing of such services. Research services provided by brokers may be used by Todd Investment in advising all of its clients and not all such services may be used by the clients which paid the commissions. Conversely, however, a client of Todd Investment may benefit from research services provided by brokers whose commissions are paid by other clients. As a result,

Todd Investment may cause clients to pay a broker which provides brokerage and research services to Todd Investment a higher brokerage commission than would have been charged by another broker which was not providing such services.

     Research services provided by brokers may include research reports on companies, industries and securities; economic and financial data, including reports on macro-economic trends and monetary and fiscal policy; financial publications; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and services.

ITEM 23 -- PURCHASE AND PRICING OF SECURITIES BEING OFFERED

     (a) The Fund's variable annuity contracts are marketed to the public through American Fidelity Securities, Inc. ("AFS"). AFS uses licensed life insurance representatives of the Company to sell the shares. There are no special purchase plans or exchange privileges.

     (b) See "Deductions and Expenses" in the Prospectus for determining the sales load.

     (c) See "How Are Accumulation Units Valued?" under "Purchases and Contract Value" in the Prospectus for a description of the method used to value the Fund's assets.

     (d) See "How Do I Purchase Units?" under "Purchases and Contract Value" in the Prospectus for the way purchase payments are credited to the Variable Annuity Contract.

     (e) The Fund has not received an order of exemption from or filed a notice of election pursuant to Section 18(f) of the Investment Company Act of 1940.

ITEM 24 -- UNDERWRITERS

     (a) The Company, through its wholly owned subsidiary, AFS, has acted as principal underwriter of the contracts since 1972.

     (b) The offering of Variable Annuity Contracts is continuous.

     (c) A sales fee, which includes compensation for underwriting commissions paid, is deducted from all premium deposits received for contracts. The aggregate sales fees for 1993, 1994 and 1995 were $208,912, $256,894 and $255,986, respectively.

     (d) The Fund made no payments to any underwriter or dealer other than AFS during the last fiscal year.

ITEM 25 -- CALCULATION OF PERFORMANCE DATA

     (a) The Fund does not have a money market subaccount.


     (b) The Fund's total return for the twelve months ended June 30, 1996 and average annual total returns for the five and ten year periods ended June 30, 1996 were 19.07%, 11.26% and 10.54%, respectively. The average total return (T) is computed by equating the value at the end of the period (ERV) with a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: P(1 + T)(n) = ERV.



        To calculate total return, an initial investment is multiplied by 96% (which gives effect to the 3.00% sales charge, 0.25% administrative fee and 0.75% minimum death benefit expense). The product is then reduced by the $0.50 per payment expense and the one-time contract fee of $15.00. The resulting amount is divided by the Accumulation Unit value as of the first day of the period in order to determine the initial number of Accumulation Units purchased. The number of Accumulation Units purchased is multiplied by the Accumulation Unit value as of the end of the period in order to determine the ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. Total return may be calculated for the one, five and ten year periods and for other time periods. The Fund's total return for the one, five and ten year time periods ended June 30, 1996 was 19.07%, 70.53% and 172.47%, respectively. The average annual total return over periods greater than one year may also be computed by utilizing the ending values and the formula above.



        The following assumptions are reflected in computations made in accordance with the formula stated above and in calculating total return: (1) reinvestment of daily income from Fund investments, (2) a complete redemption at the end of any period illustrated and (3) no deduction for premium taxes.



        The Fund may also advertise the ending value of investing $100 per month over one, five and ten year time periods, with all sales charges and other expenses deducted from investment results and using the assumptions described above. The total number of Accumulation Units purchased each month is multiplied by the Accumulation Unit value as of the end of the time period in order to determine the ending value. The ending value, calculated in this manner, of an investment of $100 per month over the one, five and ten year periods ended June 30, 1996 was $1,284, $8,276 and $22,381, respectively.


ITEM 26 -- ANNUITY PAYMENTS

     See "Annuity Options" in the Prospectus for the method used in determining the amount of annuity payments.

     To determine value of an Accumulation Unit, the following sets out in general terms the method of computation of the Accumulation Unit value on each Valuation Date.

Gross Investment Rate = Investment Income + Capital Gains
                           - Capital Losses - Taxes
                        ----------------------------------
                          Value of Fund at Beginning of
                                Valuation Period

Net Investment Rate = Gross Investment Rate - .00004 (for a one day valuation period)

Net Investment Factor = Net Investment Rate + 1.0

Accumulation Unit Value = Accumulation Unit Value on Preceding Valuation Date X
                          Net Investment Factor

ILLUSTRATION USING HYPOTHETICAL EXAMPLE

     The above computations may be illustrated by the following hypothetical example. Assume that the value of the assets of the Fund at the beginning of the valuation period was $5,000,000; that the value of an Accumulation Unit on that date was $1.135; and that during the valuation period the investment income was $4,000, the net realized capital gains were $6,000, and the net unrealized capital losses were $3,000. The value of the assets of the Fund at the end of the valuation period, before adding contributions received during the period, would thus be $5,007,000 ($5,000,000, plus $4,000, plus $6,000, minus $3,000).

     The gross investment rate for the valuation period would be equal to (a) $7,000 ($4,000 plus $6,000 less $3,000) divided by (b) $5,000,000 which produces a gross investment rate of .14% (.0014). The net investment rate for the valuation period is determined by deducting .004% (.00004) from the gross investment rate, which results in a net investment rate of .136% (.00136). The net investment factor for the valuation period would be determined at the net investment rate plus 1.0, or 1.0013.

     The value of the Accumulation Unit at the end of the valuation period would be equal to the value at the beginning of the period ($1.135) multiplied by the net investment factor for the period (1.00136), which produces $1.1365.

TO DETERMINE VALUE OF VARIABLE ANNUITY PAYMENTS

                                                Dollar Amount of First Monthly Payment
Number of Variable Annuity Units  =  ----------------------------------------------------------------
                                         Variable Annuity Unit Value on Date of First Payment

                                    Value of Variable                                   Net Investment Factor
Variable Annuity Unit Value    =    Annuity Unit on              X    .9998794     X    for 14th Day Preceding
                                    Preceding Valuation Date                            Current Valuation Date

Dollar Amount of Second             Number of Variable                Variable Annuity Unit Value
and Subsequent                 =    Annuity Units                X    for Period in Which
Annuity Payments                    Per Payment                       Payment is Due

ILLUSTRATION USING HYPOTHETICAL EXAMPLE

     The determination of the Variable Annuity Unit value and the annuity payment may be illustrated by the following hypothetical example. Assume a Participant at the date of retirement has credited to his individual account 30,000 Accumulation Units, and that the value of an Accumulation Unit on the fourteenth calendar day immediately preceding the date the first annuity payment is due was $1.15, producing a total value of his individual account of $34,500. Assume also that the Participant elects an option for which the table in the Variable Annuity Contract indicates the first monthly payment is $6.57 per $1,000 of value applied. The Participant's first monthly payment would thus be $34,500 divided by $1,000 and multiplied by $6.57, or $226.67.

     Assume that the Variable Annuity Unit value for the valuation date on which the first payment was due was $1.10. When this is divided into the first monthly payment, the number of Variable Annuity Units represented by that payment is determined to be 206.064. The value of this same number of Variable Annuity Units will be paid in each subsequent month.

     Assume further that the Variable Annuity Unit value is $1.107 for the fourteenth calendar day prior to a subsequent valuation date. The current monthly payment is then determined by multiplying the fixed number of Variable Annuity Units by the current Variable Annuity Unit value or 206.064 times $1.107, which produces a current monthly payment of $228.11.

ITEM 27 -- FINANCIAL STATEMENTS


     The Fund's financial statements as of and for the six months ended June 30, 1996 are incorporated herein by reference to its 1996 semiannual report to Contract Owners. Other information in such report is not incorporated by this reference and is not a part of the Registration Statement of which this Statement of Additional Information constitutes Part B. The Fund will furnish upon request, without charge, a copy of the Fund's June 30, 1996 semiannual report. Such requests should be made to Annuity Services, American Fidelity Assurance Company, P.O. Box 25523, Oklahoma City, Oklahoma 73125; telephone number 1-800-662-1106.


     The following financial statements of the Fund and the Company appear hereafter:

AMERICAN FIDELITY VARIABLE ANNUITY FUND A
     Independent Auditors' Report
     Statements of Assets and Liabilities as of December 31, 1995 and 1994 Statements of Operations for the Years Ended December 31, 1995 and 1994 Statements of Changes in Net Assets for the Years Ended December 31, 1995
       and 1994
     Schedule of Portfolio Investments as of December 31, 1995
     Financial Highlights for the Five Years Ended December 31, 1995
     Notes to Financial Statements

AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES
     Independent Auditors' Report
     Consolidated Balance Sheets as of December 31, 1995 and 1994
     Consolidated Statements of Income for the Years Ended December 31, 1995,
       1994 and 1993
     Consolidated Statements of Stockholder's Equity for the Years Ended
       December 31, 1995, 1994 and 1993
     Consolidated Statements of Cash Flows for the Years Ended December 31,
       1995, 1994 and 1993
     Notes to Consolidated Financial Statements

                               [KPMG LETTERHEAD]



                          INDEPENDENT AUDITORS' REPORT



Board of Managers and Contract Owners
American Fidelity Variable Annuity Fund A:


We have audited the accompanying statements of assets and liabilities of American Fidelity Variable Annuity Fund A (the Fund) as of December 31, 1995 and 1994, and the related statements of operations and changes in net assets for the years then ended, the financial highlights for each of the years in the five-year period ended December 31, 1995, and the Schedule of Portfolio Investments as of December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 and 1994, by correspondence with the custodian and the broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Fidelity Variable Annuity Fund A as of December 31, 1995 and 1994, the results of its operations and changes in its net assets for the years then ended, and the financial highlights for each of the years in the five-year period ended December 31, 1995, in conformity with generally accepted accounting principles.

                                                  /s/ KPMG PEAT MARWICK LLP



Oklahoma City, Oklahoma
February 7, 1996

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                      STATEMENTS OF ASSETS AND LIABILITIES

                           DECEMBER 31, 1995 AND 1994


   Assets                                                                       1995                  1994
   ------                                                                       ----                  ----
Investments, at market value (cost  $55,469,201 and
   $46,790,323 in 1995 and 1994, respectively)                              $ 72,928,693            50,453,521

Cash                                                                             224,163               520,764

Receivable from broker                                                         1,500,277               --

Accrued interest and dividends                                                   113,477                92,237
                                                                            ------------            ----------
         Total assets                                                         74,766,610            51,066,522

   Liabilities
   -----------

Accounts payable                                                                      50                    50

Payable to broker                                                              1,614,026              --
                                                                            ------------            ----------
         Total liabilities                                                     1,614,076                    50
                                                                            ------------            ----------

Net assets                                                                  $ 73,152,534            51,066,472
                                                                            ============            ==========

Accumulation units outstanding                                                 5,996,795             5,615,645
                                                                            ============            ==========

Net asset value per unit                                                    $    12.1986                9.0936
                                                                            ============            ==========



See accompanying notes to financial statements.

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                            STATEMENTS OF OPERATIONS

                     YEARS ENDED DECEMBER 31, 1995 AND 1994


                                                                               1995                   1994
                                                                               ----                   ----
Investment income:
   Income:
      Dividends                                                            $  1,097,364                954,180
      Interest                                                                  161,264                183,858
                                                                           ------------            -----------
                                                                              1,258,628              1,138,038
                                                                           ------------            -----------
   Expenses:
      Mortality and expense guaranty fees (note 3)                              593,042                482,034
      Investment management fees (note 3)                                       200,769                163,189
                                                                           ------------            -----------
                                                                                793,811                645,223
                                                                           ------------            -----------

         Net investment income                                                  464,817                492,815
                                                                           ------------            -----------

Realized gains on investments:
   Proceeds from sales                                                       38,990,793             19,900,586
   Cost of securities sold                                                   35,180,383             18,499,626
                                                                           ------------            -----------

         Net realized gains                                                   3,810,410              1,400,960
                                                                           ------------            -----------

Unrealized appreciation on investments:
   End of year                                                               17,459,492              3,663,198
   Beginning of year                                                          3,663,198              8,815,460
                                                                           ------------            -----------

         Increase (decrease) in unrealized appreciation                      13,796,294             (5,152,262)
                                                                           ------------            -----------
         Net increase (decrease) in net assets resulting
           from operations                                                 $ 18,071,521             (3,258,487)
                                                                           ============            ===========



See accompanying notes to financial statements.

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                      STATEMENTS OF CHANGES IN NET ASSETS

                     YEARS ENDED DECEMBER 31, 1995 AND 1994


                                                                               1995                   1994
                                                                               ----                   ----
Increase (decrease) in net assets from operations:
   Net investment income                                                   $    464,817                492,815
   Net realized gains on investments                                          3,810,410              1,400,960
   Increase (decrease) in unrealized appreciation
      on investments                                                         13,796,294             (5,152,262)
                                                                           ------------            -----------
         Net increase (decrease) in net assets resulting
           from operations                                                   18,071,521             (3,258,487)
                                                                           ------------            -----------
Changes from principal transactions:
   Net purchase payments received (note 3)                                   11,269,062              9,827,945
   Withdrawal of funds                                                       (7,254,521)            (5,154,540)
                                                                           ------------            -----------
         Increase in net assets derived from
           principal transactions                                             4,014,541              4,673,405
                                                                           ------------            -----------

         Increase in net assets                                              22,086,062              1,414,918

Net assets:
   Beginning of year                                                         51,066,472             49,651,554
                                                                           ------------            -----------

   End of year                                                             $ 73,152,534             51,066,472
                                                                           ============            ===========

Accumulation units:
   Outstanding, beginning of year                                             5,615,645              5,113,999
      Increase for payments received                                          1,061,993              1,054,765
      Decrease for withdrawal of funds                                         (680,843)              (553,119)
                                                                           ------------            -----------

   Outstanding, end of year                                                   5,996,795              5,615,645
                                                                           ============            ===========

See accompanying notes to financial statements.

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                       SCHEDULE OF PORTFOLIO INVESTMENTS

                               DECEMBER 31, 1995


                                                                                             Market Value
                                                                                   -----------------------------------
                                                                  Shares or                               Percentage
                                                                  Principal                                 of Net
                                                                    Amount            Amount                Assets
                                                                 -------------     -------------         -------------
Common stocks:
   Chemicals and allied products:
      Avery-Dennison Corporation                                    44,600         $   2,235,575
      American Home Products Corporation                            22,800             2,211,600
      Johnson & Johnson                                             20,600             1,763,875
      Abbott Laboratories                                           42,100             1,757,675
      Pfizer, Inc.                                                  18,500             1,165,500
      Merck & Company, Inc.                                         11,700               769,275
      DuPont                                                         7,200               503,100
                                                                                   -------------
                                                                                      10,406,600             14.22%
                                                                                   -------------
   Depository institutions:
      Bank America Corporation                                      29,800             1,929,550
      Mellon Bank Corporation                                       32,250             1,733,437
      Citicorp                                                      16,800             1,028,925
      MBNA                                                          20,000               737,500
      CoreStates Financial Corporation                              18,200               689,325
      J.P. Morgan & Company                                          8,500               682,125
      First Interstate                                               4,900               668,850
      Wachovia Corporation                                           7,500               343,125
      Regions Financial Corporation                                  7,600               335,400
                                                                                   -------------

                                                                                       8,148,237             11.14%
                                                                                   -------------
   Food and kindred spirits:
      PepsiCo, Inc.                                                 41,800             2,335,575
      The Coca-Cola Company                                         28,800             2,138,400
      Philip Morris Company                                         15,000             1,357,500
                                                                                   -------------

                                                                                       5,831,475              7.97%
                                                                                   -------------
   Petroleum and coal products:
      Texaco, Inc.                                                  27,600             2,166,600
      Kerr-McGee Corporation                                        18,100             1,149,350
      Exxon Corporation                                             12,500             1,001,563
      Repsol S.A. ADR                                               21,900               719,963
      Royal Dutch Petroleum                                          5,000               705,625
                                                                                   -------------
                                                                                       5,743,101              7.85%
                                                                                   -------------
   Insurance:
      American International Group                                  26,100             2,414,250
      AFLAC, Inc.                                                   39,850             1,728,494
      U.S. Healthcare, Inc.                                         12,300               571,950
      United Healthcare Company                                      8,700               569,850
                                                                                   -------------
                                                                                       5,284,544              7.22%
                                                                                   -------------
   Electronics:
      Intel Corporation                                             28,000             1,589,000
      Motorola, Inc.                                                25,000             1,425,000
      General Electric Company                                      15,000             1,080,000
      Duracell International                                        19,900             1,029,825
                                                                                   -------------
                                                                                       5,123,825              7.00%
                                                                                   -------------


                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                                                                                             Market Value
                                                                                   -----------------------------------
                                                                  Shares or                               Percentage
                                                                  Principal                                 of Net
                                                                    Amount            Amount                Assets
                                                                 -------------     -------------         -------------
Common stocks, continued:
   Business services:
      Interpublic Group of Companies                                49,600         $   2,151,400
      Cisco Systems, Inc.*                                           8,000               597,000
      Microsoft Corporation*                                         5,550               487,013
      Reuters Holdings PLC ADR                                      31,300             1,725,413
                                                                                   -------------
                                                                                       4,960,826             6.78%
                                                                                   -------------
   Communications:
      Nynex Corporation                                             14,000               756,000
      Ameritech                                                     12,700               749,300
      Capital Cities/ABC, Inc.                                       5,400               666,225
      Airtouch Communications*                                      11,400               322,050
      Vodafone Group PLC ADR                                        18,800               662,700
                                                                                   -------------
                                                                                       3,156,275             4.31%
                                                                                   -------------
   Industrial machinery and equipment:
      Hewlett-Packard Company                                       24,900             2,085,375
      Silicon Graphics                                              12,100               332,750
                                                                                   -------------
                                                                                       2,418,125             3.31%
                                                                                   -------------
   Food stores:
      Safeway, Inc.*                                                43,800             2,255,700             3.08%
                                                                                   -------------
   Nondepository institutions:
      Federal National Mortgage Association                         18,100             2,246,663             3.07%
                                                                                   -------------

   Engineering and management services:
      Dun & Bradstreet Corporation                                  17,700             1,146,075
      Foster Wheeler Corporation                                    24,100             1,024,250
                                                                                   -------------
                                                                                       2,170,325             2.97%
                                                                                   -------------
   Fabricated metal products:
      The Gillette Company                                          38,900             2,027,663             2.77%
                                                                                   -------------

   Eating and drinking places:
      McDonald's Corporation                                        44,200             1,994,525             2.73%
                                                                                   -------------
   General merchandise:
      Sears Roebuck & Company                                       42,300             1,649,700             2.26%
                                                                                   -------------
   Building materials and gardening supplies:
      Home Depot, Inc.                                              27,600             1,321,350             1.81%
                                                                                   -------------
   Hotels and other lodging places:
      Mirage Resorts, Inc.*                                         30,900             1,066,050             1.46%
                                                                                   -------------

   Rubber and miscellaneous plastics products:
      Titan Wheel International                                     62,900             1,022,124             1.40%
                                                                                   -------------


                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                                                                                             Market Value
                                                                                   -----------------------------------
                                                                  Shares or                               Percentage
                                                                  Principal                                 of Net
                                                                    Amount            Amount                Assets
                                                                 -------------     -------------         -------------
Common stocks, continued
   Railroad transportation:
      Burlington Northern Santa Fe                                  10,300         $     803,400              1.10%
                                                                                   -------------
   Electric, gas, and sanitary services:
      Texas Utilities                                               19,500               801,937              1.10%
                                                                                   -------------
   Transportation equipment:
      Chrysler Corporation                                          12,000               664,500              0.91%
                                                                                   -------------
   Holding and other investment offices:
      Medityrust                                                    11,000               383,624
      Federal Realty Investment Trust                               11,000               250,250
                                                                                   -------------
                                                                                         633,874              0.87%
                                                                                   -------------

   Tobacco products:
      UST, Inc.                                                     12,000               400,500              0.55%
                                                                                   -------------            ------

           Total common stocks (cost $52,671,827)                                     70,131,319             95.88%

Short-term investments:
   Associates Corporation of North America
      master note (6.62% at December 31, 1995)                   2,797,374             2,797,374              3.82%
                                                                                   -------------

           Total investments (cost $55,469,201)                                       72,928,693             99.70%

           Other assets and liabilities, net                                             223,841              0.30%
                                                                                   -------------            ------

           Total net assets                                                        $  73,152,534            100.00%
                                                                                   =============            ======


*Presently not producing dividend income.


See accompanying notes to financial statements.

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                              FINANCIAL HIGHLIGHTS


                                                          Per Unit Income and Capital Changes
                                          ---------------------------------------------------------------------
                                                               Years ended December 31,
                                          ---------------------------------------------------------------------
                                             1995            1994          1993          1992           1991
                                          ----------      ---------    -----------     ---------      ---------

Investment income and expenses:
   Investment income                          $.2163          .2105    $     .2113     $   .2267      $   .2329
   Operating expenses                          .1364          .1193          .1180         .1113          .1000
                                          ----------      ---------    -----------     ---------      ---------
         Net investment income                 .0799          .0912          .0933         .1154          .1329


Capital changes:
   Net realized and unrealized gains
      (losses) from securities                3.0251         (.7066)         .5074         .1266         1.8089
                                          ----------      ---------    -----------     ---------      ---------
   Net increase (decrease) in
      accumulation unit value                 3.1050         (.6154)         .6007         .2420         1.9418

   Accumulation unit value, beginning
      of period                               9.0936         9.7090         9.1083        8.8663         6.9245
                                          ----------      ---------    -----------     ---------      ---------

         Accumulation unit value,
           end of period                  $  12.1986      $  9.0936    $    9.7090     $  9.1083      $  8.8663
                                          ==========      =========    ===========     =========      =========

Number of accumulation units
   outstanding, end of period              5,996,797      5,615,645      5,113,999     4,644,455      4,267,756
                                          ==========      =========    ===========     =========      =========

Ratios:

   Ratio of expenses to average
      net assets                              1.2880%        1.2826%        1.2783%       1.2812%        1.2800%
   Ratio of net investment income to
      average net assets                       .7542%         .9797%        1.0110%       1.3289%        1.7004%
   Portfolio turnover rate                      66.1%          43.5%          51.2%         31.7%          41.2%




See accompanying notes to financial statements.

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                         NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1995 AND 1994


(1)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      GENERAL

      American Fidelity Variable Annuity Fund A (the Fund) is a separate account of American Fidelity Assurance Company (AFA). The Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The purpose of the Fund is to provide a means of investing for supplemental retirement income. Shares are only available in connection with variable annuity policies issued by AFA.

      The Fund's investment objectives are primarily long-term growth of capital and secondarily the production of income. In order to achieve these investment objectives, the Fund normally invests in a diversified portfolio consisting primarily of common stocks.

      INVESTMENTS

      Investments in corporate stocks are valued by Merrill Lynch Pricing Service. Domestic securities for which published quotations are not available are valued at the quotation obtained from the Fund's primary broker. Short-term investments are valued on the basis of amortized cost, which approximates market.

      The Fund's portfolio of investments is diversified such that not more than five percent (5%) of the value of the total assets of the Fund are invested in any one issuer and not more than twenty-five percent (25%) are invested in any one industry or group of industries. Management does not believe the Fund has any significant concentrations of credit risk.

      Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined on the specific-identification basis.

      Dividend income is recorded on the ex-dividend date, and interest income is recorded on the daily accrual basis. For certain securities in which the exact dividend is unknown on the ex-dividend date, such as stock in foreign companies, an estimate of the dividend is recorded on the ex-dividend date, and any necessary adjustments are added to the Fund's investment income on the date the dividend is received by the Fund. Any taxes withheld by foreign governments or any foreign exchange expenses (gains or losses) incurred by investment in such securities are paid by the Fund. The Fund does not expect these costs to be significant.

      INCOME TAXES

      The Fund is not taxed separately because the operations of the Fund are part of the total operations of AFA. AFA files its federal income tax returns under sections of the Internal Revenue Code applicable to life insurance companies. The Fund's net increase in net assets from operations is not expected to result in taxable income under present regulations. The Fund will not be taxed as a "Regulated Investment Company" under Subchapter "M" of the Internal Revenue Code.

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

      USE OF ESTIMATES

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(2)   INVESTMENTS

      The aggregate dollar amount of investment purchases (exclusive of short-term investments) was $43,967,652 and $26,850,916 for the years ended December 31, 1995 and 1994, respectively. At December 31, 1995, net unrealized appreciation on investments of $17,459,492 was composed of gross appreciation of $17,616,115 and gross depreciation of $156,623.

(3)   VARIABLE ANNUITY CONTRACTS

      Net purchase payments received represent gross payments less deductions of $433,049 and $422,102 for the years ended December 31, 1995 and 1994, respectively. The deductions are comprised of sales and administrative expenses, minimum death benefits, administrative charges, and certificate issuance fees. These deductions were paid to AFA.

      AFA acts as the Fund's investment manager and assumes certain mortality and expense risks under the variable annuity contracts. Investment management fees are equal to .0008904% of the Fund's daily net assets (.325% per annum). These fees are to increase to .5% upon approval of all states. Mortality and expense guaranty fees are equal to .0026308% of the Fund's daily net assets (.96025% per annum). Such fees were paid to AFA.

      During the accumulation period, contract owners may partially or totally withdraw from the Fund by surrendering a portion or all of their accumulation units. The Internal Revenue Code may limit certain withdrawals based upon age, disability, and other factors. When contract owners withdraw, they receive the current value of their accumulation units.

[KPMG PEAT MARWICK LLP LETTERHEAD]


                          INDEPENDENT AUDITORS' REPORT



Board of Directors
American Fidelity Assurance Company:


We have audited the accompanying consolidated balance sheets of American Fidelity Assurance Company and subsidiaries (the Company) as of December 31, 1995 and 1994, and the related consolidated statements of income, stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 1995. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American Fidelity Assurance Company and subsidiaries as of December 31, 1995 and 1994, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1995, in conformity with generally accepted accounting principles.

As discussed in notes 1 and 3 to the consolidated financial statements, the Company adopted the provisions of Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities," in 1994. As discussed in notes 1 and 9 to the consolidated financial statements, the Company adopted the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," in 1993.



                                               /s/ KPMG PEAT MARWICK LLP

Oklahoma City, Oklahoma
March 15, 1996

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                           DECEMBER 31, 1995 AND 1994
                                 (IN THOUSANDS)


                         Assets                                                    1995               1994
                         ------                                                    ----               ----
Investments:
    Fixed maturities held-to-maturity, at amortized cost
        (fair value $241,533 and $545,015 in 1995 and
        1994, respectively)                                                    $   233,313            581,003
    Fixed maturities available-for-sale, at fair value
        (amortized cost of $546,401 and $153,101
        in 1995 and 1994, respectively)                                            572,717            147,888
    Equity securities, at fair value:
        Preferred stocks (cost $4,600 in 1995 and 1994)                              2,700              4,600
        Common stocks (cost $6,192 and $8,903 in
             1995 and 1994, respectively)                                            7,460              9,167
    Mortgage loans on real estate, net                                             121,641            120,458
    Investment real estate, at cost (less accumulated
        depreciation of $7,816 and $9,698 in 1995
        and 1994, respectively)                                                     25,685             31,407
    Policy loans                                                                     8,165              7,860
    Short-term and other investments                                                 9,347             12,630
                                                                                 ---------         ----------
                                                                                   981,028            915,013
                                                                                 ---------          ---------

Cash                                                                                14,726             21,141

Accrued investment income                                                           13,770             13,129

Accounts receivable:
    Uncollected premiums                                                            16,518             22,302
    Reinsurance receivable                                                          28,947             47,960
    Other                                                                           10,329             29,042
                                                                                 ---------         ----------
                                                                                    55,794             99,304
                                                                                 ---------         ----------

Deferred policy acquisition costs                                                  152,415            147,895

Prepaid reinsurance premiums                                                         -                 17,281

Deferred income tax asset                                                           13,342             13,339

Other assets                                                                         7,807              9,555

Separate account assets                                                             74,767             51,067
                                                                                 ---------         ----------

             Total assets                                                      $ 1,313,649          1,287,724
                                                                                 =========          =========



See accompanying notes to consolidated financial statements.

             Liabilities and Stockholder's Equity                                  1995               1994
             ------------------------------------                                  ----               ----
Policy liabilities:
    Reserves for future policy benefits:
        Life and annuity                                                       $    99,036             94,364
        Accident and health                                                        106,992             91,898
    Unearned premiums                                                                1,972             53,438
    Claims and benefits payable                                                     26,027             86,952
    Funds held under deposit administration contracts                              542,808            483,397
    Other policy liabilities                                                        88,239             88,267
                                                                               -----------          ---------
                                                                                   865,074            898,316
                                                                               -----------          ---------
Other liabilities:
    Deferred income tax liability                                                   65,456             52,040
    General expenses, taxes, licenses and fees payable
        and other liabilities                                                       29,869             39,876
                                                                               -----------          ---------
                                                                                    95,325             91,916
                                                                               -----------          ---------

Notes payable                                                                       19,042             27,566

Separate account liabilities                                                        74,767             51,067
                                                                               -----------          ---------
             Total liabilities                                                   1,054,208          1,068,865
                                                                               -----------          ---------

Stockholder's equity:
    Common stock, par value $10 per share.  250,000
        shares authorized, issued and outstanding                                    2,500              2,500
    Additional paid-in capital                                                      17,718             13,633
    Net unrealized holding gain (loss) on investments
        available-for-sale, net of deferred tax expense
        (benefit) of $13,808 and $(1,746) in 1995 and
        1994, respectively                                                          11,917             (3,162)
    Retained earnings                                                              227,306            205,888
                                                                               -----------          ---------
             Total stockholder's equity                                            259,441            218,859

Commitments and contingencies (notes 9, 10, 11, and 14)
                                                                               -----------          ---------

             Total liabilities and stockholder's equity                        $ 1,313,649          1,287,724
                                                                               ===========          =========

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME

                 YEARS ENDED DECEMBER 31, 1995, 1994, AND 1993
                                 (IN THOUSANDS)

                                                                         1995             1994          1993
                                                                         ----             ----          ----
Revenues:
  Premiums:
    Life and annuity                                                   $  24,514         25,012         22,865
    Accident and health                                                  156,960        194,382        199,496
                                                                       ---------        -------        -------
                                                                         181,474        219,394        222,361
  Net investment income                                                   65,326         57,079         51,939
  Other                                                                   12,190          8,102          8,265
                                                                       ---------        -------        -------
        Total revenues                                                   258,990        284,575        282,565
                                                                       ---------        -------        -------

Benefits:
  Benefits paid or provided:
    Life and annuity                                                      18,849         17,604         16,273
    Accident and health                                                   74,219        109,796        122,999
  Interest credited to funded contracts                                   27,635         24,251         25,074
  Increase in reserves for future policy benefits:
    Life and annuity (net of increase in reinsurance
      reserves ceded of $53, $8, and $80 in 1995,
      1994, and 1993, respectively)                                        4,619          4,994          3,667
    Accident and health (net of (decrease) increase in
      reinsurance reserves ceded of $(441), $2,109,
      and $10,997 in 1995, 1994, and 1993, respectively)                  15,535          7,888          6,406
                                                                       ---------        -------        -------
                                                                         140,857        164,533        174,419
                                                                       ---------        -------        -------
Expenses:
  Selling costs                                                           48,784         56,684         55,275
  Other operating, administrative and general expenses                    42,586         39,066         41,968
  Taxes, other than income taxes, and licenses and fees                    6,250          6,184          4,508
  Increase in deferred policy acquisition costs                         (11,902)        (6,507)        (17,194)
                                                                       ---------        -------        -------
                                                                          85,718         95,427         84,557
                                                                       ---------        -------        -------
        Total benefits and expenses                                      226,575        259,960        258,976
                                                                       ---------        -------        -------
        Income from continuing operations before
           income taxes                                                   32,415         24,615         23,589

Income taxes from continuing operations:
  Current                                                                 10,443          4,506          3,802
  Deferred                                                                   554          7,248          4,394
                                                                       ---------        -------        -------
                                                                          10,997         11,754          8,196
                                                                       ---------        -------        -------
        Net income from continuing operations, before
           cumulative effect of change in accounting
           principle                                                      21,418         12,861         15,393

Cumulative effect at January 1, 1993, of change in
  accounting for income taxes                                              -              -              1,676
                                                                       ---------        -------        -------
                                                                          21,418         12,861         17,069
Income (loss) from discontinued operations (net of
  applicable income tax expense (benefit) of $646 in
  1994 and $(2,797) in 1993 and cumulative effect at
  January 1, 1993, of change in accounting for income
  taxes of $(1,010))                                                       -              2,006         (2,280)
                                                                       ---------        -------        -------

           Net income                                                  $  21,418         14,867         14,789
                                                                       =========        =======        =======

See accompanying notes to consolidated financial statements.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                 YEARS ENDED DECEMBER 31, 1995, 1994, AND 1993
                                 (IN THOUSANDS)


                                                                                  Net
                                                              Additional       Unrealized
                                               Common           Paid-in          Holding            Retained
                                               Stock            Capital        Gain (Loss)          Earnings
                                               -----            -------        -----------          --------
Balance at December 31, 1992                  $ 2,500            5,497            1,190              179,032

Net income                                        -                -                -                 14,789

Decrease in unrealized appreciation
of equity securities                              -                -               (198)                 -

Capital contributed by parent                     -              6,393              -                   -

Dividends                                         -                -                -                   (500)
                                              -------           ------           ------              -------
Balance at December 31, 1993                    2,500           11,890              992              193,321

Net income                                        -                -                -                 14,867

Investments transferred to available-
for-sale, net of deferred taxes                   -                -              4,400                 -

Decrease in unrealized holding
gain, net of deferred taxes                       -                -             (8,554)                -

Capital contributed by parent                     -              1,743              -                   -

Dividends                                         -                -                -                 (2,300)
                                              -------           ------           ------              -------
Balance at December 31, 1994                    2,500           13,633           (3,162)             205,888

Net income                                        -                -                -                 21,418

Investments transferred to available-
for-sale, net of deferred taxes                   -                -              8,828                 -

Increase in unrealized holding gain,
net of deferred taxes                             -                -              6,251                 -

Capital contributed by parent on
   sale of AFI                                    -              4,085              -                   -
                                              -------           ------           ------              -------

Balance at December 31, 1995                  $ 2,500           17,718           11,917              227,306
                                              =======           ======           ======              =======



See accompanying notes to consolidated financial statements.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                 YEARS ENDED DECEMBER 31, 1995, 1994, AND 1993
                                 (IN THOUSANDS)

                                                                          1995           1994         1993
                                                                          ----           ----         ----
Cash flows from operating activities:
 Net income                                                           $   21,418        14,867       14,789
 Adjustments to reconcile net income to net cash
  provided by operating activities:
    Provision for depreciation                                               876         1,142        1,495
    Accretion of discount on investments                                    (605)         (233)      (1,384)
    Realized (gains) losses on investments                                (2,423)       (1,755)       4,243
    Increase in deferred policy acquisition costs                        (11,902)       (6,507)     (17,194)
    Increase in accrued investment income                                 (1,819)         (899)        (712)
    Decrease (increase) in accounts receivable                               847       (11,360)     (19,971)
    Increase in policy liabilities                                        66,489        43,438       89,981
    Increase (decrease) in general expenses, taxes,
      licenses and fees payable and other liabilities                        256        (3,704)     (10,289)
    Increase in deferred income taxes                                        554         7,248        4,394
    Other                                                                    471        (1,508)       6,662
                                                                      ----------      --------     --------
      Total adjustments                                                   52,744        25,862       57,225
                                                                      ----------      --------     --------

      Net cash provided by operating activities                           74,162        40,729       72,014
                                                                      ----------      --------     --------

Cash flows from investing activities:
 Sale, maturity or repayment of investments:
  Fixed maturities held-to-maturity                                       73,984        96,526      176,569
  Fixed maturities available-for-sale                                     36,640        25,419         -
  Equity securities                                                        5,635         3,286        6,031
  Mortgage loans on real estate                                           12,426        18,657        9,812
  Real estate                                                              7,677           627        4,039
 Net decrease (increase) in short-term and other investments               3,283        23,149         (130)
 Purchase of investments:
  Fixed maturities held-to-maturity                                      (60,439)     (105,841)    (244,871)
  Fixed maturities available-for-sale                                   (164,417)      (91,023)        -
  Equity securities                                                       (4,249)       (6,981)      (6,133)
  Mortgage loans on real estate                                          (14,328)      (14,972)     (12,502)
  Real estate                                                             (2,820)         (891)      (3,376)
  Policy loans, net                                                         (305)         (281)        (590)
 Cash received from sale of AFI to AFC, net of cash transferred           21,005          -            -
 Contributions from discontinued operations                                -             2,006       (2,280)
                                                                      ----------      --------     --------

      Net cash used in investing activities                              (85,908)      (50,319)     (73,431)
                                                                      ----------      --------     --------

Cash flows from financing activities:
 Dividends paid to parent                                                   -           (2,300)        -
 Capital contribution from parent                                          4,085          -            -
 Proceeds from notes payable                                               7,095        16,396        4,677
 Repayment of notes payable                                               (5,849)      (10,221)      (4,790)
                                                                      ----------      --------     --------

      Net cash provided by (used in) financing activities                  5,331         3,875         (113)
                                                                      ----------      --------     --------

Net decrease in cash                                                      (6,415)       (5,715)      (1,530)

Cash at beginning of year                                                 21,141        26,856       28,386
                                                                      ----------      --------     --------

Cash at end of year                                                   $   14,726        21,141       26,856
                                                                      ==========      ========     ========

                                                                     (Continued)

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)


                                                                        1995             1994           1993
                                                                        ----             ----           ----
Supplemental disclosure of cash flow information:
 Cash paid during the year for:
  Interest on notes payable                                           $   1,478          1,420          1,710
                                                                      =========         ======          =====

  Federal income taxes                                                $  12,500          4,068          4,600
                                                                      =========         ======          =====

Supplemental disclosure of noncash investing activities:
 Net unrealized holding gain (loss) on investments available-
  for-sale, net of deferred tax expense (benefit) of $15,554
  and $(1,746) in 1995 and 1994, respectively                         $  15,079         (3,162)          -
                                                                      =========         ======          =====

 Investments transferred to available-for-sale                        $ 300,850         86,493           -
                                                                      =========         ======          =====

 Mortgage loans foreclosed                                                 -              -               167
 Net loss on foreclosures                                                  -              -                65
                                                                      ---------         ------          -----

 Real estate acquired through foreclosures                            $    -              -               102
                                                                      =========         ======          =====

Supplemental disclosure of noncash financing activities:
 Capital contribution from parent in the form of a
  note receivable                                                     $    -             1,743          6,393
                                                                      =========         ======          =====

 Real estate transferred to parent as a dividend                      $    -              -               500
                                                                      =========         ======          =====



                   See accompanying notes to consolidated financial statements.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                           DECEMBER 31, 1995 AND 1994


(1)      SIGNIFICANT ACCOUNTING POLICIES

        BUSINESS

        American Fidelity Assurance Company (AFA or the Company) and subsidiaries provide a variety of financial services. The principal subsidiary for the year ended December 31, 1995, was Security General Life Insurance Company (SGLI), a life insurance company. Principal subsidiaries for the years ended December 31, 1994 and 1993, include SGLI; American Fidelity Insurance Company (AFI), a property and casualty insurance company; and Cimarron Insurance Company (CIC), a property and casualty insurance company. The Company and its insurance subsidiaries are subject to state insurance regulations and periodic examinations by state insurance departments.

        AFA is licensed in 48 states and the District of Columbia with approximately 42% of total premiums being written in Oklahoma, Texas, and Georgia. AFA is represented by approximately 300 salaried managers and agents, and over 2,000 brokers. Activities of AFA are largely concentrated in the group disability income, group and individual annuity, and individual medical markets. In addition, individual and group life business is also conducted. The main thrust of AFA's sales is worksite marketing of voluntary products through the use of payroll deduction. The Company sells these voluntary products through a salaried sales force that is broken down into two divisions: the Association Group Division (AGD) and American Fidelity Educational Services (AFES). AGD specializes in voluntary disability income insurance programs aimed at selected groups and associations and is funded by employees through payroll deductions. AFES focuses on marketing to public school employees with ancillary insurance products such as disability income, tax sheltered annuities, life insurance, dread disease, and accidental death and dismemberment. The expertise gained by the Company in worksite marketing of voluntary products is used by the Brokerage Division in developing products to meet special situations and focuses on marketing to a broad range of employers through independent broker agencies and agents interested in getting into or enhancing their payroll deduction capability.

        A significant portion of the Company's business consists of group and individual annuities. The Company's earnings related to these products are impacted by conditions in the overall interest rate environment. Additionally, the Company has recently taken measures to reduce its involvement with major medical products in order to concentrate on its more profitable lines of business.

        For the years ended December 31, 1994 and 1993, AFI was a subsidiary of AFA. AFI specializes in the underwriting of preferred and standard private passenger automobile, full coverage commercial automobile, commercial property, and ocean marine coverages. Other products include inland marine, miscellaneous casualty lines, and general fire lines. Miscellaneous liability products insuring service contracts and mechanical breakdown insurance are offered via financial institutions, manufacturers, and franchised automobile dealers. In 1995, AFI discontinued offering personal property, farm owners, and commercial habitational risk. All business, except for certain mechanical breakdown insurance, is produced by approximately 800 independent agents throughout Texas, Oklahoma, Kansas, and Louisiana. In 1995, AFA sold AFI to its parent, American Fidelity Corporation (AFC). See note 12.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

        BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

        The consolidated financial statements have been prepared in conformity with generally accepted accounting principles, which vary in some respects from statutory accounting practices prescribed or permitted by state insurance departments (see note 2). The consolidated financial statements include the accounts and operations of AFA and its wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in the consolidated financial statements.

        USE OF ESTIMATES

        Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates. Principal estimates that could change in the future are the actuarial assumptions used in establishing deferred policy acquisition costs and policy liabilities.

        INVESTMENTS

        In May 1993, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" (Statement 115). Statement 115 requires that debt and equity securities be reported at fair value, rather than amortized cost, except where there is a positive intent and ability to hold the securities to maturity. Under Statement 115, the effect of any unrealized holding gains or losses on securities available-for-sale are reported as a separate component of stockholder's equity, net of deferred taxes. Transfers of securities between categories are recorded at fair value at the date of transfer. The Company adopted Statement 115 as of January 1, 1994.

        Management determines the appropriate classification of investments at the time of purchase. If management has the intent and the Company has the ability at the time of purchase to hold the investments until maturity, they are classified as held-to-maturity and carried at amortized cost. Investments to be held for indefinite periods of time and not intended to be held-to-maturity are classified as available-for-sale and carried at fair value. Fair value of investments available-for-sale is based on quoted market prices.

        Fixed maturities held-to-maturity and short-term investments (bonds, notes, and redeemable preferred stocks) are reported at cost, adjusted for amortization of premium or accretion of discount. Amounts reported at adjusted cost are expected to be realized because it is management's intent to hold these investments to maturity. Equity securities (common and nonredeemable preferred stocks) are reported at current fair value. Mortgage loans on real estate are reported at the unpaid balance less an allowance for possible losses. Investment in real estate is carried at cost less accumulated depreciation. Investment in real estate, excluding land, is depreciated on a straight-line basis using estimated lives ranging from 6 to 35 years. Policy loans are reported at the unpaid balance.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

        Realized gains or losses on disposal of investments are determined on a specific-identification basis and are included in the accompanying consolidated statements of income.

        Because the Company's primary business is in the insurance industry, the Company holds a significant amount of assets that are matched with its liabilities in relation to maturity and interest margin. In order to maximize earnings and minimize risk, the Company invests in a diverse portfolio of investments. The portfolio is diversified by geographic region, investment type, underlying collateral, maturity, and industry. Management does not believe the Company has any significant concentrations of credit risk.

        The investment portfolio includes fixed maturities, equity securities, mortgage loans, real estate, policy loans, and short-term investments. The Company's portfolio does not include any fixed maturities that are low investment-grade and have a high-yield ("junk bonds"). The Company limits its risks by investing in fixed maturities and equity securities of rated companies; mortgage loans adequately collateralized by real estate; selective real estate supported by appraisals; and policy loans collateralized by policy cash values. In addition, the Company performs due diligence procedures prior to making mortgage loans.
        These procedures include evaluations of the creditworthiness of the mortgagees and/or tenants and independent appraisals. Certain fixed maturities are guaranteed by the United States government.

        The Company periodically reviews its investment portfolio to determine if allowances for possible losses are necessary. In connection with this determination, management reviews published market values, credit ratings, independent appraisals, and other valuation information.
        While management believes that the allowances are adequate, adjustments may be necessary in the future due to changes in economic conditions. In addition, state insurance department examiners periodically review investment valuation as an integral part of their examination process. Such agencies may require the Company to recognize adjustments to the losses based upon available information and judgments of the state insurance department examiners at the time of their examination.

        RECOGNITION OF PREMIUM REVENUE AND COSTS

        Revenues from life, payout annuity (with life contingencies), and accident and health policies represent premiums recognized over the premium-paying period and are included in life, annuity, and accident and health premiums. Expenses are associated with earned premiums to result in recognition of profits over the life of the policies. Expenses include benefits paid to policyholders and the change in the reserves for future policy benefits.

        Revenues from accumulation policies, which are included in other revenues, represent amounts assessed against policyholders. Such assessments are principally surrender charges. Policyholder account balances for accumulation annuities consist of premiums received, plus credited interest, less accumulated policyholder assessments. Policyholder account balances are reported in the consolidated balance sheets as funds held under deposit administration contracts. Expenses for accumulation annuities represent interest credited to policyholder account balances.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

        Revenues from most universal life policies, which are included in other revenues, represent amounts assessed against policyholders. Such assessments are principally mortality charges, surrender charges, and policy service fees. Policyholder account balances consist of premiums received plus credited interest, less accumulated policyholder assessments. Policyholder account balances are reported in the consolidated balance sheets as other policy liabilities. Expenses include interest credited to policyholder account balances and benefits in excess of account balances returned to policyholders.

        Revenues from most property and casualty policies represent premiums recognized ratably over the policy period and are included in property and casualty premiums. Expenses include benefits paid and the change in the reserves for losses and loss adjustment expenses. Reserves for losses and loss adjustment expenses are provided based on case-basis estimates for reported losses and experience for claims incurred but not reported. Such reserves are included in the reserves for claims and benefits payable.

        POLICY ACQUISITION COSTS

        The Company defers costs which vary with and are primarily related to the production of new business. Deferred costs associated with life, annuity, universal life, and accident and health insurance policies consist principally of field sales compensation, direct response costs, underwriting and issue costs, and related expenses. Deferred costs associated with life policies are amortized (with interest) over the anticipated premium paying period of the policies using assumptions that are consistent with the assumptions used to calculate policy reserves. Deferred costs associated with annuities and universal life policies are amortized over the life of the policies at a constant rate based on the present value of the estimated gross profit to be realized. Deferred costs related to accident and health insurance policies are amortized over the anticipated premium paying period of the policies based on each subsidiary's experience.

        Deferred costs associated with property and casualty insurance policies consist principally of commissions, direct response costs, and underwriting and issue costs, which vary with and are primarily related to the production of new business. These costs are charged to operations over the periods in which the related premiums are earned.

        POLICY LIABILITIES

        Life and annuity and accident and health policy benefit reserves are primarily calculated using the net level reserve method. The net level reserve method includes assumptions as to future investment yields, withdrawal rates, mortality rates, and other assumptions based on each subsidiary's experience. These assumptions are modified as necessary to reflect anticipated trends and include provisions for possible unfavorable deviation.

        Reserves for claims and benefits payable are determined using case-basis evaluations and statistical analyses. These reserves represent the estimate of all claims and benefits incurred but unpaid. The estimates are periodically reviewed and, as adjustments become necessary, they are reflected in current operations. Although such estimates are the Company's best estimate of the ultimate value, the actual results may vary from these values in either direction.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

        REINSURANCE

        The Company accounts for reinsurance transactions as prescribed by Statement of Financial Accounting Standards No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" (Statement 113). Statement 113 requires the reporting of reinsurance transactions relating to the balance sheet on a gross basis and precludes immediate gain recognition on reinsurance contracts.

        INCOME TAXES

        In February 1992, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Statement 109 requires a change from the deferred method of accounting for income taxes of APB Opinion 11 to the asset and liability method of accounting for income taxes. Under the asset and liability method of Statement 109, deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

        Effective January 1, 1993, the Company adopted Statement 109 and has reported the cumulative effect of that change in the method of accounting for income taxes in the 1993 consolidated statement of income.

        EQUIPMENT

        Equipment, which is included in other assets, is stated at cost and is depreciated on a straight-line basis using estimated lives of 3 to 10 years. Additions, renewals, and betterments are capitalized. Expenditures for software, maintenance, and repairs generally are expensed. Upon retirement or disposal of an asset, the asset and related accumulated depreciation are eliminated and any related gain or loss is included in income.

        SEPARATE ACCOUNT

        The Company maintains a separate account under Oklahoma insurance law designated as American Fidelity Variable Annuity Fund A (the Fund). The Fund is an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. Under Oklahoma law, the assets of the Fund are segregated from the Company's assets. The Fund's assets primarily consist of equity securities, cash, and cash equivalents. The Company acts as investment manager of the Fund, assumes certain expense risks, and provides sales and administrative services.

        RECLASSIFICATIONS

        Certain prior year amounts have been reclassified to be consistent with the current year presentation.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

(2)     STATUTORY FINANCIAL INFORMATION

        The Company and its insurance subsidiaries are required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare these statutory financial statements differ from financial statements prepared on the basis of generally accepted accounting principles.

        Reconciliations of net income and stockholder's equity as reported on a combined statutory basis to the amounts included in the accompanying consolidated financial statements are as follows (in thousands):

                                                                     Net Income                Stockholder's Equity
                                                          ---------------------------------    --------------------
                                                               Years ended December 31,            December 31,
                                                          ---------------------------------    --------------------
                                                            1995          1994        1993        1995      1994
                                                          --------       ------      ------    ---------   --------
Amounts as reported on a combined statutory basis         $ 30,816       12,492       6,882      140,257   156,406
                                                          --------       ------      ------      -------   -------

Additions (deductions):
  Deferred policy acquisition costs, net of amortization    11,902        6,507      17,194      152,415   147,895
  Policy liabilities                                        (5,255)         434      (1,668)     (10,812)  (16,517)
  Deferred income taxes                                       (554)      (7,248)     (4,394)     (49,951)  (38,701)
  Provision for mortgage and real estate losses                (79)         -        (3,957)      (2,343)   (2,264)
  Unrealized gain/loss                                         -            -          -          26,625    (3,802)
  Asset valuation and interest maintenance reserves            142          111         475        6,268    15,030
  Nonadmitted assets                                           -            -          -           2,926     1,737
  Other                                                     (7,296)       7,732        (132)      (1,585)    7,232
                                                          --------       ------      ------      -------   -------

Net increase (decrease)                                     (1,140)       7,536       7,518      123,543   110,610

Net income and stockholder's equity of noninsurance
  subsidiaries and discontinued operations, net of
  consolidating eliminations                                (8,258)      (5,161)        389       (4,359)  (48,157)
                                                          --------       ------      ------      -------   -------

Amounts as reported herein                                $ 21,418       14,867      14,789      259,441   218,859
                                                          ========       ======      ======      =======   =======

        The Company's combined statutory net income for the years ended December 31, as noted herein, includes the unaudited statutory net income (loss) of the following principal insurance companies for the years ended December 31 as follows (in thousands):

                                                                   1995                1994               1993
                                                                   ----                ----               ----
                                                               (Unaudited)
                 AFA                                             $ 30,510             11,882             6,309
                 SGLI                                                 306                610               573

        The Company's combined statutory stockholder's equity at December 31, as noted herein, includes the unaudited statutory capital and surplus of the following principal insurance companies at December 31 as follows (in thousands):

                                                                                    1995                1994
                                                                                    ----                ----
                                                                                (Unaudited)
                 AFA                                                             $ 137,099            116,680
                 SGLI                                                                3,158             11,008
                 AFI and affiliates consolidated                                      -                28,718

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

        The excess of the Company's stockholder's equity as reported in the accompanying consolidated financial statements over statutory capital and surplus ($119,184,000 and $62,453,000 at December 31, 1995 and
        1994, respectively) is restricted and cannot be distributed to the stockholder.

        Retained earnings of the Company and its insurance subsidiaries are restricted as to payment of dividends by statutory limitations applicable to insurance companies. Without prior approval of the state insurance department, dividends that can be paid by the Company or an insurance subsidiary are generally limited to the lesser of (a) 10% of statutory capital and surplus, or (b) the statutory net gain from operations for life insurance subsidiaries or net investment income for property and casualty insurance subsidiaries. These limitations are based on the amounts reported for the previous calendar year.

        The Oklahoma Insurance Department has adopted risk based capital (RBC) requirements for life insurance companies. These requirements are applicable to the Company and its principal subsidiary, SGLI. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. RBC provides for surplus formulas similar to target surplus formulas used by commercial rating agencies. The formulas specify various weighting factors that are applied to statutory financial balances or various levels of activity based on the perceived degree of risk, and are set forth in the RBC requirements. The amount determined under such formulas is called the authorized control level RBC (ACLC).

        The RBC guidelines define specific capital levels based on a company's ACLC that are determined by the ratio of the company's total adjusted capital (TAC) to its ACLC. TAC is equal to statutory capital, plus the Asset Valuation Reserve and any voluntary investment reserves, 50% of dividend liability, and certain other specified adjustments. Companies where TAC is less than or equal to 2.0 times ACLC are subject to certain corrective actions, as set forth in the RBC requirements.

        At December 31, 1995, the statutory TAC of the Company and SGLI significantly exceeds the level requiring corrective action.

(3)     INVESTMENTS

        Investment income for the years ended December 31 is summarized below (in thousands):

                                                                     1995            1994          1993
                                                                     ----            ----          ----
                 Interest on fixed maturities                      $ 53,931         47,177        45,834
                 Dividends on equity securities                         139            457           364
                 Interest on mortgage loans                          11,543         11,922        12,086
                 Investment real estate income                        4,055          2,990         5,070
                 Interest on policy loans                             1,200          1,128         1,013
                 Interest on short-term investments                     571            348           867
                 Net realized gains (losses) on investments           2,423          1,755        (4,243)
                 Other                                                1,071            (94)        1,111
                                                                   --------         ------       -------
                                                                     74,933         65,683        62,102
                 Less investment expenses                            (9,607)        (8,604)      (10,163)
                                                                   --------         ------       -------

                 Net investment income                            $ 65,326          57,079        51,939
                                                                  ========          ======       =======

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

        Investment expenses include approximately $1,482,000, $1,366,000, and $1,752,000 of interest on notes payable in 1995, 1994, and 1993, respectively.

        Net realized gains (losses) and the changes in unrealized gains (losses) on investments for the years ended December 31 are as follows (in thousands):

                                             1995                     1994                     1993
                                             ----                     ----                     ----
                                    Realized    Unrealized    Realized    Unrealized   Realized     Unrealized
                                    --------    ----------    --------    ----------   --------     ----------
           Fixed maturities
             held-to-maturity       $   581          -            216          -         1,605           -
           Fixed maturities
             available-for-sale         271       31,529          129       (5,213)        -             -
           Equity securities            611         (896)       1,396       (1,197)        518          312
           Real estate                1,436          -           (129)         -        (5,571)          -
           Mortgage loans              (196)         -            116          -          (246)          -
           Other                       (280)         -             27          -          (549)          -
                                    -------       ------        -----       ------      ------          ---

                                    $ 2,423       30,633        1,755       (6,410)     (4,243)         312
                                    =======       ======        =====       ======      ======          ===

        Included in the above realized gains (losses) is the increase (decrease) in the allowance for possible losses on mortgage loans of $235,000, $(248,000), and $249,000 in 1995, 1994, and 1993,
        respectively, and the increase (decrease) in the allowance for losses on investment real estate of $(117,000), $(70,000), and $4,079,000 in
        1995, 1994, and 1993, respectively. In addition, the Company realized net gains (losses) of approximately $(11,000), $106,000, and $127,000 during 1995, 1994, and 1993, respectively, on investments in fixed maturities that were called or prepaid.

        As disclosed in note 1, the Company adopted Statement 115 as of January 1, 1994. The effect of this change in accounting principle of $4,400,000, net of deferred taxes, is determined as of January 1, 1994, and is a separate component of stockholder's equity. Prior year's financial statements have not been restated to apply the provisions of Statement 115.

        In December 1995, the Company transferred investments with an estimated fair value and an amortized cost of $300,849,924 and $287,269,191, respectively, from the held to-maturity portfolio to the available-for-sale portfolio at their estimated fair value in response to the guidance included in the Financial Accounting Standards Board Special Report, "A Guide to Implementation of Statement 115." This guidance offered a one-time reassessment opportunity, without calling into question the intent of the Company to hold other securities to maturity in the future. At the date of transfer, the net unrealized gain on the transferred securities was approximately $13,580,733 and was included as an increase in stockholder's equity, net of deferred taxes.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

        Held-to-Maturity

        The amortized cost and estimated fair value of investments in fixed maturities held-to-maturity are as follows (in thousands):

                                                                      December 31, 1995
                                                 ------------------------------------------------------------
                                                                    Gross           Gross           Estimated
                                                 Amortized       Unrealized       Unrealized          Fair
                                                   Cost             Gains           Losses            Value
                                                 ---------       ----------       ----------        ---------
        U.S. Treasury securities and
           obligations of U.S. govern-
           ment corporations and
           agencies                              $   5,701             617              -               6,318

        Corporate securities                       125,939           4,520             (216)          130,243

        Mortgage-backed securities                 101,673           3,432             (133)          104,972
                                                 ---------           -----             ----           -------

               Totals                            $ 233,313           8,569             (349)          241,533
                                                 =========           =====             ====           =======


                                                                      December 31, 1994
                                                 ------------------------------------------------------------
                                                                    Gross           Gross           Estimated
                                                 Amortized       Unrealized       Unrealized          Fair
                                                   Cost             Gains           Losses            Value
                                                 ---------       ----------       ----------        ---------
        U.S. Treasury securities and
           obligations of U.S. govern-
           ment corporations and
           agencies                              $  30,102             321              (657)          29,766

        Obligations of states and
           political subdivisions                   16,227              18            (1,168)          15,077

        Corporate securities                       364,952             852           (23,959)         341,845

        Mortgage-backed securities                 169,722             845           (12,240)         158,327
                                                 ---------           -----           -------          -------

               Totals                            $ 581,003           2,036           (38,024)         545,015
                                                 =========           =====           =======          =======

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

        The amortized cost and estimated fair value of investments in fixed maturities held-to-maturity at December 31 are shown below (in thousands) by contractual maturity. Expected maturities will differ from contractual maturities because the issuers of such securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                         1995
                                                                              ------------------------------
                                                                                                   Estimated
                                                                              Amortized               Fair
                                                                                 Cost                Value
                                                                              ---------            ---------
        Due in one year or less                                               $  12,700              12,853
        Due after one year through five years                                    24,900              25,380
        Due after five years through ten years                                   29,932              31,057
        Due after ten years                                                      64,108              67,271
                                                                              ---------             -------
                                                                                131,640             136,561
        Mortgage-backed securities                                              101,673             104,972
                                                                              ---------             -------

                                                                              $ 233,313             241,533
                                                                              =========             =======

        Proceeds from sales of investments in fixed maturities held-to-maturity during 1995, 1994, and 1993 were approximately $33,685,000, $10,946,000, and $56,281,000, respectively. Gross gains of approximately $1,022,000, $31,000, and $1,521,000 and gross losses of approximately $430,000, $141,000, and $43,000, respectively, were realized on those sales. In 1995 and 1994, changes in circumstances caused the Company to change its intent to hold these securities to maturity. These changes primarily consisted of the significant deterioration in the issuers' creditworthiness in 1995 and 1994, and the impact of a subsidiary's coinsurance and assumption agreement with an unaffiliated company in 1994.

        AVAILABLE-FOR-SALE

        The gross unrealized holding gains on equity securities available-for-sale were $1,367,000 and $971,000 in 1995 and 1994, respectively. Gross unrealized holding losses on equity securities available-for-sale were $1,999,000 and $707,000 in 1995 and 1994, respectively.

        The amortized cost and estimated fair value of investments in fixed maturities available-for-sale are as follows (in thousands):

                                                                      December 31, 1995
                                                 ------------------------------------------------------------
                                                                    Gross           Gross
                                                                 Unrealized       Unrealized        Estimated
                                                 Amortized         Holding         Holding            Fair
                                                   Cost             Gains           Losses            Value
                                                 ---------       ----------       ----------        ---------
U.S. Treasury securities and obli-
  gations of U.S. government
  corporations and agencies                      $  89,143          4,462              -              93,605

Obligations of states and political
  subdivisions                                      11,564            159              -              11,723

Corporate securities                               330,140         17,336            (134)           347,342

Mortgage-backed securities                         115,554          4,912            (419)           120,047
                                                 ---------         ------            ----            -------

    Totals                                       $ 546,401         26,869            (553)           572,717
                                                 =========         ======            ====            =======

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                                                                      December 31, 1994
                                                 ------------------------------------------------------------
                                                                    Gross           Gross
                                                                 Unrealized       Unrealized        Estimated
                                                 Amortized         Holding         Holding            Fair
                                                   Cost             Gains           Losses            Value
                                                 ---------       ----------       ----------        ---------
U.S. Treasury securities and obli-
  gations of U.S. government
  corporations and agencies                      $  37,080            178           (1,193)           36,065

Obligations of states and political
  subdivisions                                       7,743             47              (74)            7,716

Corporate securities                                95,324            374           (3,423)           92,275

Mortgage-backed securities                          12,954            -             (1,122)           11,832
                                                 ---------            ---           ------           -------

    Totals                                       $ 153,101            599           (5,812)          147,888
                                                 =========            ===           ======           =======

        The amortized cost and estimated fair value of investments in fixed maturities available-for-sale at December 31 are shown below (in thousands) by contractual maturity. Expected maturities will differ from contractual maturities because the issuers of such securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                         1995
                                                                              ------------------------------
                                                                                                   Estimated
                                                                              Amortized               Fair
                                                                                 Cost                Value
                                                                              ---------            ---------
        Due in one year or less                                               $  20,692              20,987

        Due after one year through five years                                   168,739             175,139

        Due after five years through ten years                                  207,980             220,617

        Due after ten years                                                      33,436              35,927
                                                                              ---------             -------
                                                                                430,847             452,670
        Mortgage-backed securities                                              115,554             120,047
                                                                              ---------             -------

                                                                              $ 546,401             572,717
                                                                              =========             =======

        Proceeds from sales of investments in fixed maturities available-for-sale were approximately $31,944,000 and $24,344,000 in 1995 and 1994, respectively. Gross gains of approximately $359,000 and $441,000 and gross losses of approximately $88,000 and $312,000 were realized on those sales in 1995 and 1994, respectively.

        The home office building is included in real estate investments. The Company and its subsidiaries occupy approximately 45% of the building. An additional 35% of the building is occupied by companies affiliated through common ownership.

        At December 31, 1995 and 1994, investments with carrying values of approximately $5,279,000 and $7,593,000, respectively, were on deposit with state insurance departments as required by statute.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

(4)      FAIR VALUE OF FINANCIAL INSTRUMENTS

        Statement of Financial Accounting Standards No. 107, "Disclosures About Fair Value of Financial Instruments" (Statement 107), requires that the Company disclose estimated fair values for its financial instruments.
        A summary of the Company's financial instruments (in thousands) and the fair value estimates, methods, and assumptions are set forth below:

                                                                    1995                          1994
                                                          -------------------------      ------------------------
                                                           Carrying       Estimated      Carrying      Estimated
                                                            Amount       Fair Value       Amount       Fair Value
                                                          ---------      ----------      --------      ----------
        Financial assets:
           Cash                                           $  14,726         14,726         21,141         21,141
           Short-term and other investments                   9,347          9,347         12,630         12,630
           Accounts receivable                               26,847         26,847         51,344         51,344
           Accrued investment income                         13,770         13,770         13,129         13,129
           Reinsurance receivables on paid and
               unpaid policy and contract claims             28,947         28,947         47,960         47,960
           Policy loans                                       8,165          8,165          7,860          7,860
           Fixed maturities held-to-maturity                233,313        241,533        581,003        545,015
           Fixed maturities available-for-sale              572,717        572,717        147,888        147,888
           Equity securities                                 10,160         10,160         13,767         13,767
           Mortgage loans                                   121,641        128,300        120,458        120,300

        Financial liabilities:
           Policy liabilities                               865,074        849,500        898,316        874,100
           Other liabilities                                 29,869         29,869         39,876         39,876
           Notes payable                                     19,042         19,459         27,566         24,563

        CASH, SHORT-TERM AND OTHER INVESTMENTS, ACCOUNTS RECEIVABLE, ACCRUED INVESTMENT INCOME, REINSURANCE RECEIVABLES ON PAID AND UNPAID POLICY AND CONTRACT CLAIMS, AND OTHER LIABILITIES

        The carrying amount of these financial instruments approximates fair value because they mature within a relatively short period of time and do not present unanticipated credit concerns.

        POLICY LOANS

        Policy loans have average interest rates of 7.6% as of December 31, 1995 and 1994, and have no specified maturity dates. The aggregate fair value of policy loans approximates the carrying value reflected on the consolidated balance sheets. These loans typically carry an interest rate that is tied to the crediting rate applied to the related policy and contract reserves. Policy loans are an integral part of the life insurance policies which the Company has in force and cannot be valued separately.

        FIXED MATURITY INVESTMENTS

        The fair value of fixed maturity investments is estimated based on bid prices published in financial newspapers or bid quotations received from securities dealers. The fair value of certain securities is not readily available through market sources other than dealer quotations, so fair value estimates are based on quoted market prices of similar instruments, adjusted for the differences between the quoted instruments and the instruments being valued.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

        EQUITY SECURITIES

        The fair value of equity securities investments of the Company is based on bid prices published in financial newspapers or bid quotations received from securities dealers.

        MORTGAGE LOANS

        Fair values are estimated for portfolios of loans with similar characteristics. Mortgage loans are segregated into either commercial or residential categories.

        The fair value of mortgage loans was calculated by discounting scheduled cash flows to maturity using estimated market discount rates that reflect the credit and interest rate risk inherent in the loan. Because the size of the residential loan portfolio is small in relationship to total mortgage loans, residential loans were valued as a portfolio, rather than on an individual basis.

        For certain commercial loans, estimated cash flows are discounted using a rate commensurate with the risk associated with the estimated cash flows. Assumptions regarding credit risk, cash flows, and discount rates are judgmentally determined using available market information and specific borrower information. The fair value of certain residential loans is based on the approximate fair value of the underlying real estate securing the mortgages.

        The following table presents the fair value information for the Company's mortgage loan portfolio (in thousands):

                                                                   December 31, 1995
                                               ------------------------------------------------------------
                                                                Average        Estimated         Calculated
                                                Carrying          Net           Discount            Fair
                                                 Amount          Yield           Rate *            Value
                                               ---------        -------        ---------         ----------
             Commercial                        $ 120,468         9.25%           7.08%           $ 127,100
             Residential                           1,173         9.56%           6.78%               1,200
                                               ---------                                         ---------

                                               $ 121,641                                         $ 128,300
                                               =========                                         =========



                                                                   December 31, 1994
                                               ------------------------------------------------------------
                                                                Average        Estimated         Calculated
                                                Carrying          Net           Discount            Fair
                                                 Amount          Yield           Rate *            Value
                                               ---------        -------        ---------         ----------
             Commercial                        $ 118,737         9.39%           9.51%           $ 118,600
             Residential                           1,721         9.41%           9.06%               1,700
                                               ---------                                         ---------

                                               $ 120,458                                         $ 120,300
                                               =========                                         =========


* Management has made estimates of fair value discount rates that it believes to be reasonable. However, because there is no established exchange for trading many of these financial instruments, management has no basis to determine whether the fair value presented above would be indicative of the value negotiated in an actual sale.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

        Policy Liabilities

        Certain policies sold by the Company are investment-type contracts. These liabilities are segregated into two categories: deposit administration funds and immediate annuities which do not have life contingencies. The fair value of the deposit administration funds is estimated as the cash surrender value of each policy less applicable surrender charges. The fair value of the immediate annuities without life contingencies is estimated as the discounted cash flows of expected future benefits less the discounted cash flows of expected future premiums, using the current pricing assumptions. The carrying amount of all other policy liabilities approximates fair value.

                                                   December 31, 1995                     December 31, 1994
                                               ---------------------------           -------------------------
                                               Carrying          Estimated           Carrying        Estimated
                                                Amount          Fair Value            Amount        Fair Value
                                               --------         ----------           --------       ----------
                                                   (in thousands)                      (in thousands)
        Funds held under deposit
           administration contracts           $ 542,808          527,400              483,397        458,200

        Annuities                                47,830           47,700               41,753         42,700

        NOTES PAYABLE

        The fair value of the Company's notes payable is estimated by discounting the scheduled cash flows of each instrument through the scheduled maturity. The discount rates used are similar to those used for the valuation of the Company's commercial mortgage loan portfolio.

        LIMITATIONS

        Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they reflect income taxes on differences between fair value and tax basis of the assets. Because no established exchange exists for a significant portion of the Company's financial instruments, fair value estimates are based on judgments regarding future expected loss experience, current economic conditions, risk characteristics of various financial instruments, and other factors. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

(5)     DEFERRED POLICY ACQUISITION COSTS

        Deferred policy acquisition costs principally represent field sales compensation, direct response costs, underwriting and issue costs, and related expenses. Information relating to the increase (decrease) in deferred policy acquisition costs, is summarized as follows (in thousands):

                                                                   Life          Accident
                                                                and Annuity     and Health         Total
                                                                ------------    ----------         -----
        Year ended December 31, 1995:
             Deferred costs                                     $  9,234           17,516           26,750
             Amortization                                         (3,385)         (11,463)         (14,848)
                                                                --------          -------          -------

             Net increase                                       $  5,849            6,053           11,902
                                                                ========          =======          =======

        Year ended December 31, 1994:
             Deferred costs                                        6,253           21,766           28,019
             Amortization                                         (3,344)         (18,168)         (21,512)
                                                                --------          -------          -------

             Net increase                                       $  2,909            3,598            6,507
                                                                ========          =======          =======

        Year ended December 31, 1993:
             Deferred costs                                        7,836           26,158           33,994
             Amortization                                         (4,018)         (12,782)         (16,800)
                                                                --------          -------          -------

               Net increase                                     $  3,818           13,376           17,194
                                                                ========          =======          =======

(6)     RESERVES FOR FUTURE POLICY BENEFITS

        Reserves for life and annuity future policy benefits as of December 31 are principally based on the interest assumptions set forth below (in thousands):

                                                                                                 Interest
                                                                        1995          1994      Assumptions
                                                                        ----          ----      -----------
Life and annuity reserves:
  Issued prior to 1970                                                $  3,342        3,321       4.75%
  Issued 1970 through 1980                                              28,831       28,035       6.75% to 5.25%
  Issued after 1982 (indeterminate premium products)                       486          452      10.00% to 8.50%
  Issued through 1987 (SGLI acquisition)                                 1,378        1,495      11.00%
  Issued after 1980 (all other)                                         26,335       24,793       8.50% to 7.00%
  Issued after 1994 (all other)                                            737         -          7.00%
  Life contingent annuities                                             29,262       27,161    Various*
  Group term life waiver of premium disabled lives                       4,530        4,287       6.00%
  All other life reserves                                                4,135        4,820     Various
                                                                      --------       ------

                                                                      $ 99,036       94,364
                                                                      ========       ======


*       These  reserves are  revalued as  limited-pay  contracts under  FASB
        97. As a result, the reserve is somewhat greater than the present value of future benefits and expenses at these interest rates, i.e., the actual interest rates required to support the reserves are somewhat lower than the rates shown.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

        Assumptions as to mortality are based on the Company's prior experience. This experience approximates the 1955-60 Select and Ultimate Table (individual life issued prior to 1981), the 1965-70 Select and Ultimate Table (individual life issued in 1981 and after) and the 1960 Basic Group Table (all group issues). Assumptions for withdrawals are based on the Company's prior experience. All assumptions used are adjusted to provide for possible adverse deviations.

(7)     LIABILITY FOR CLAIMS AND BENEFITS PAYABLE

        Activity in the liability for claims and benefits payable can be summarized as follows:

                                                                                1995              1994
                                                                                ----              ----
                                                                                    (in thousands)
             Balance at January 1                                            $  86,952            91,319
             Less reinsurance recoverables                                      24,083            20,607
                                                                             ---------           -------
             Net balance at January 1                                           62,869            70,712

             Incurred related to:
                 Current year                                                   95,926           137,381
                 Prior years                                                    (2,858)           (9,981)
                                                                             ---------           -------
             Total incurred                                                     93,068           127,400

             Paid related to:
                 Current year                                                   69,561            98,697
                 Prior years                                                    35,772            34,938
                                                                             ---------           -------
             Total paid                                                        105,333           133,635

             Net change in liability related to
                 discontinued operations                                          -               (1,608)

             Net balance at December 31                                         50,604            62,869
             Plus reinsurance recoverables                                       5,588            24,083
             Less liability transferred to AFC                                 (30,165)            -
                                                                             ---------           -------

             Balance at December 31                                          $  26,027            86,952
                                                                             =========           =======

        The provisions for benefits pertaining to prior years decreased in 1995 primarily due to the improvement in the loss ratios of cancer products. The provisions for benefits, claims, and claim adjustment expenses pertaining to prior years decreased in 1994 primarily due to the improvement of experience factors used in the calculation of disability reserves, improvement in cancer claims data base, and lower than anticipated losses on major medical business.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

(8)     NOTES PAYABLE

        Notes payable as of December 31 is summarized as follows (in thousands):

                                                                                     1995               1994
                                                                                     ----               ----
        7.026% promissory note, due in 1996, interest due monthly                 $  2,500              2,500

        9.875% mortgage loan, due in monthly installments of $21,000
           (including interest) with balance due in 1996                             2,054              2,106

        9.5% mortgage loan, due in monthly installments of $11,000
           (including interest) with balance due in 1996                             1,119              1,148

        9.5% mortgage loan, due in monthly installments of $20,000
           (including interest) with balance due in 1997                             1,980              2,030

        6.84% promissory note, due in 2000, interest due monthly                     4,000               -

        8.4% mortgage loan, due in monthly installments of $25,000
           (including interest) to 2010                                              2,472               -

        8.4% mortgage loan, due in monthly installments of $22,000
           (including interest) to 2027                                              2,921              2,939

        Other                                                                        1,996              2,806

        Various notes payable, paid in 1995                                           -                14,037
                                                                                  --------             ------

                                                                                  $ 19,042             27,566
                                                                                  ========             ======

        The promissory notes are guaranteed by AFC. The mortgage loans are secured by mortgages on the home office building and other investment real estate. The mortgage loans are also secured by an assignment of the leases on investment real estate and the portion of the home office building leased to others.

        AFA has a $20,000,000 line of credit with the Federal Home Loan Bank of Topeka. The line of credit is secured by securities pledged as collateral by AFA with carrying amount of approximately $26,000,000 at December 31, 1995. The collateral required for this line of credit at December 31, 1995, was $7,500,000. The pledged securities are held in the Company's name in a custodial account at Boatmen's First National Bank of Oklahoma to secure current and future borrowings. To participate in this available credit, AFA purchased 28,912 shares of Federal Home Loan Bank of Topeka common stock for $2,844,550 in 1994, with a carrying value of approximately $2,891,000 at December 31, 1995. AFA has outstanding advances of $4,000,000 and $2,500,000 at December 31, 1995, at fixed interest rates of 6.84% and 7.026%, respectively.

        The Company has unused lines of credit of $13,500,000 available at December 31, 1995.

        Interest expense for the years ended December 31, 1995, 1994, and 1993, totaled approximately $1,482,000, $1,366,000, and $1,752,000, respectively.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

        Scheduled maturities (excluding interest) of the above indebtedness at December 31, 1995, are as follows (in thousands):

                     1996                                $  6,009
                     1997                                   2,117
                     1998                                   1,076
                     1999                                     191
                     2000                                   4,208
                  Thereafter                                5,441
                                                         --------

                                                         $ 19,042
                                                         ========

(9)     INCOME TAXES

        As discussed in note 1, the Company adopted Statement 109 as of January 1, 1993. The cumulative effect of this change in accounting for income taxes of $1,676,000 is determined as of January 1, 1993, and is reported separately in the consolidated statement of income for the year ended December 31, 1993. Prior years' financial statements have not been restated to apply the provisions of Statement 109.

        Total income tax expense in the accompanying consolidated statements of income differs from the federal statutory rate of 35% principally due to state income taxes.

        The significant components of deferred income tax expense for the years ended December 31, are as follows (in thousands):

                                                                                 1995         1994         1993
                                                                                 ----         ----         ----
        Deferred tax expense (exclusive of the effects of other
             components listed below)                                         $  5,944        7,724        2,035

        Change in the valuation allowance for deferred tax assets              (5,390)        (476)        1,537

        Change in the tax rate (1%) on cumulative deferred tax                    -            -             822
                                                                              --------        -----        -----

                                                                              $    554        7,248        4,394
                                                                              ========        =====        =====

        The tax effects of temporary differences that give rise to the deferred tax assets and deferred tax liabilities at December 31, are presented below (in thousands):

                                                                                      1995                1994
                                                                                      ----                ----
        Deferred tax assets:
             Fixed maturities                                                       $    -                 1,279
             Investment real estate, principally due to
                 valuation allowances                                                    101                 -
             Other investments                                                           677                 259
             Life and health reserves                                                 12,309               9,537
             Property and casualty reserves                                              -                 2,895
             Unearned premium reserves                                                   -                 3,099
             Other liabilities                                                           255                 -
             Net operating loss carryforwards                                            -                 1,660
                                                                                    --------              ------
                 Total gross deferred tax assets                                      13,342              18,729
                 Less valuation allowance                                                -                (5,390)
                                                                                    --------              ------
                 Net deferred tax assets                                            $  13,342             13,339
                                                                                    =========             ======

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                                                                                      1995               1994
                                                                                      ----               ----
        Deferred tax liabilities:
             Fixed maturities                                                     $  (9,694)                 -
             Equity securities, principally due to difference in
                 fair value and cost                                                  (2,643)               (40)
             Investment real estate, principally due to depreciation                    -                  (169)
             Deferred policy acquisition costs                                      (49,010)            (45,102)
             Other assets                                                            (4,109 )            (6,729)
                                                                                  ----------            -------

                 Total gross deferred tax liabilities                             $  (65,456)           (52,040)
                                                                                  ==========            =======

                 Net deferred tax liability                                       $  (52,114)           (38,701)
                                                                                  ==========            =======

        The valuation allowance for deferred tax assets as of December 31 consists of the following components (in thousands):

                                                                                                       1994
                                                                                                       ----
             Net operating loss carryforwards                                                       $ 1,660

             Property and casualty reserves and
                 unearned premium reserves                                                            3,730
                                                                                                    -------

                                                                                                    $ 5,390
                                                                                                    =======

        The valuation allowance was reduced to zero during 1995 due to AFA's sale of AFI to AFC. The total valuation allowance at December 31, 1994, was related to AFI and its subsidiaries.

        Management believes that it is more likely than not that the results of operations will generate sufficient taxable income to realize the deferred tax assets reported on the consolidated balance sheets.

        The Company and its subsidiaries are included in AFC's consolidated federal income tax return. Income taxes are reflected in the accompanying consolidated financial statements as if the Company and its subsidiaries were separate tax paying entities. At December 31, 1995 and 1994, other accounts receivable includes income taxes receivable from AFC of approximately $4,859,000 and $3,200,000, respectively, and income taxes receivable from AFI and its subsidiaries of approximately $926,000 at December 31, 1995.

        Prior to 1984, life insurance companies were taxed under the 1959 Tax Act on the lesser of taxable income or gain from operations plus one-half of any excess of gain from operations over taxable investment income. The one-half of the excess of gain from operations was accumulated in a special memorandum tax account known as the "policyholders surplus account" (PSA). Accumulations at December 31, 1995, were approximately $8,161,000 for AFA. Pursuant to the Tax Reform Act of 1984, the PSA was "frozen" at the December 31, 1983, amount and, accordingly, no further additions to the PSA will be made. These excess amounts in the PSA will become taxable at the regular corporate tax rate, if distributions to stockholders exceed certain stated amounts or if certain criteria are not met. No provision for deferred federal income taxes applicable to the PSA has been made because management is of the opinion that no distribution of the PSA will be made in the foreseeable future.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

(10)    REINSURANCE

        Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Management believes that all reinsurers presently used are financially sound and will be able to meet their contractual obligations; therefore, no allowance for uncollectible amounts has been included in the financial statements.
        At December 31, 1995, reinsurance receivables with a carrying value of approximately $8,962,000 were associated with a single reinsurer. At December 31, 1994, reinsurance receivables with a carrying value of approximately $24,323,000 and prepaid reinsurance premiums of approximately $16,400,000 were associated with two reinsurers.

        Reinsurance agreements in effect for life insurance policies vary according to the age of the insured and the type of risk. Retention amounts for life insurance range from $500,000 on group life to $250,000 on individual life coverages, with slightly lower limits on accidental death benefits. At December 31, 1995 and 1994, the face amounts of life insurance in force that are reinsured amounted to approximately $278,000,000 (approximately 5.0% of total life insurance in force) and $347,000,000 (approximately 6.5% of total life insurance in force), respectively.

        Reinsurance agreements in effect for accident and health insurance policies vary with the type of coverage. Retention limits range from $100,000 for individual cancer coverage to $250,000 for major medical coverage.

        Reinsurance agreements in effect for property and casualty insurance policies vary with the lines of business and include excess of loss, quota share, facultative, and catastrophe agreements. Retention limits range from $125,000 to $200,000 on the excess of loss agreements. Certain auto coverages were reinsured under an 85% quota share agreement in 1994.

        The effects of reinsurance agreements on earned and written premiums, prior to deductions for benefits and commission allowances were $(76,143), $(56,712), and $(40,243) for life and accident and health reinsurance ceded, and $2,745, $2,610, and $2,474 for life and accident and health reinsurance assumed, for the years ended December 31, 1995, 1994, and 1993, respectively.

        Reinsurance agreements reduced benefits paid for life and accident and health policies by approximately $52,318,000, $33,127,000, and $20,100,000 for the years ended December 31, 1995, 1994, and 1993, respectively.

        Since 1990, the Company has been involved in a reinsurance agreement with one of its subsidiaries, SGLI. This agreement was amended in 1994 which allowed SGLI to cede most of its individual major medical business to an unaffiliated company. This transaction consists of a coinsurance agreement. The transaction was approved by the Oklahoma Insurance Department. The resulting gain of approximately $2,500,000 is included in other revenue in the 1994 consolidated statement of income. In 1995, AFA and SGLI entered into an assumption agreement whereby AFA will assume all of SGLI's remaining rights and insurance liability in force. The assumption is pending policyholder approval.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

(11)    EMPLOYEE BENEFIT PLANS

        The Company and its subsidiaries participate in a pension plan (the
        Plan) covering all employees who have satisfied longevity and age requirements. The Company's funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.

        The Plan's funded status as of December 31 is summarized as follows (in thousands):

                                                                                     1995              1994
                                                                                     ----              ----
             Actuarial present value of benefit obligation:
                 Vested benefits                                                  $ 11,150             10,399
                 Nonvested benefits                                                  1,582              1,490
                                                                                  --------             ------

                     Total accumulated benefit obligation                         $ 12,732             11,889
                                                                                  ========             ======

             Projected benefit obligation for service rendered
                 to date                                                            14,809             13,597

             Plan assets, at fair value                                             14,175             13,793
                                                                                  --------             ------

             Plan assets in excess of (less than) projected benefit
                 obligation                                                           (634)               196

             Unrecognized transition amount                                           (605)             (988)

             Unrecognized prior service cost due to plan
                 amendment                                                             607                276

             Unrecognized net loss                                                   3,542              3,082
                                                                                  --------             ------
             Prepaid pension cost included in other assets                        $  2,910              2,566
                                                                                  ========             ======

        In determining the projected benefit obligation, the weighted average assumed discount rate used was 7% and 7.25% in 1995 and 1994, respectively. The rate of increase in future salary levels was 5.0% in 1995 and 1994. The expected long-term rate of return on assets used in determining net periodic pension cost was 8.25% and 7% in 1995 and 1994, respectively. Plan assets are invested in short-term investments and in an unallocated deposit administration contract with SGLI.

        Net periodic pension cost for the years ended December 31 included the following (in thousands):

                                                                      1995           1994           1993
                                                                      ----           ----           ----
             Service costs - benefits earned during period         $  1,025          1,193           813
             Interest cost                                              919            951           781
             Return on plan assets                                   (2,455)          (547)         (589)
             Net amortization and deferral                            1,366           (130)          (14)
                                                                   --------          -----          ----
             Net periodic pension cost                             $    855          1,467           991
                                                                   ========          =====          ====

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

        The Company participates in a defined contribution thrift and profit sharing plan as provided under section 401(a) of the Internal Revenue Code, which includes the tax deferral feature for employee contributions provided by section 401(k) of the Internal Revenue Code. The Company contributed approximately $831,000, $852,000, and $835,000 to this plan during the years ended December 31, 1995, 1994, and 1993, respectively.

(12)    DISCONTINUED OPERATIONS

        During 1995, AFA sold AFI to AFC for approximately $28,717,000. In connection with this sale, AFC contributed capital of approximately $4,085,000 to AFA as reflected in the accompanying consolidated statements of stockholder's equity. The total assets and liabilities of AFI sold to AFC were approximately $149,264,000 and $123,079,000, respectively, at December 31, 1994, and are included in the accompanying consolidated balance sheets. These assets and liabilities consist of the following (in thousands):

             Assets:
                Fixed maturities held-to-maturity                                                   $  47,137
                Fixed maturities available-for-sale                                                    22,044
                Equity securities                                                                           7
                Mortgage loans on real estate                                                             523
                Real estate                                                                               546
                Short-term and other investments                                                        2,072
                Cash                                                                                    3,627
                Accounts receivable                                                                    42,663
                Accrued investment income                                                               1,178
                Deferred policy acquisition costs                                                       7,382
                Prepaid reinsurance premiums                                                           17,281
                Deferred income taxes                                                                   2,896
                Other assets                                                                            1,908
                                                                                                    ---------

                      Total assets                                                                  $ 149,264
                                                                                                    =========

             Liabilities:
                Policy liabilities                                                                     99,731
                Notes payable                                                                           9,770
                General expenses, taxes, licenses and fees
                   payable, and other liabilities                                                      10,263
                Deferred income taxes                                                                   3,315
                                                                                                    ---------

                      Total liabilities                                                             $ 123,079
                                                                                                    =========

(13)    SALE OF AFFILIATE

        During 1994, the Company sold its investment in Plains Insurance Company (PICO) and the investments on deposit with state insurance departments related to PICO for cash to an unaffiliated party. AFI entered into a reinsurance agreement with PICO in 1993 whereby AFI assumed 100% of the business of PICO as of the date of the sale. Under this agreement, AFI assumed all of the assets and liabilities of PICO. As a result of the sale, the Company recorded a realized capital loss of approximately $46,000 and other revenue of approximately $975,000 in 1994.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

(14)    COMMITMENTS AND CONTINGENCIES

        Rent expense for the years ended December 31, 1995, 1994, and 1993 was approximately $5,133,000, $5,219,000, and $4,038,000, respectively. A portion of rent expense relates to leases that expire or are cancellable within one year. The aggregate minimum annual rental commitments as of December 31, 1995, under noncancellable long-term leases for office space are as follows (in thousands):

                1996                                              $ 342
                1997                                                280
                1998                                                141
                1999                                                 79
                2000                                                 57
             Thereafter                                              19

        The Company has pledged approximately $41,500,000 of its treasury notes as collateral on lines of credit held by affiliated companies.

        In the normal course of business, there are various legal actions and proceedings pending against the Company and its subsidiaries. In management's opinion, the ultimate liability, if any, resulting from these legal actions will not have a material adverse effect on the Company's financial position.

(15)    LEASES

        The Company leases various real estate properties to nonaffiliates under operating lease agreements, with lease expiration dates ranging from 1996 through 2012. The properties leased are included in the consolidated balance sheets as investment real estate with the related debt included in notes payable. Rental income on these properties is included in the consolidated statements of income as net investment income.

        Investments in real estate held for lease can be summarized as follows (in thousands):

                                                                                      1995             1994
                                                                                      ----    -------------
             Land and buildings                                                     $ 13,864           18,375
             Less accumulated depreciation                                             3,612            4,401
                                                                                    --------           ------
                 Net investment                                                       10,252           13,974
             Less indebtedness                                                         6,119            7,657
                                                                                    --------           ------

             Investment net of indebtedness                                         $  4,133            6,317
                                                                                    ========           ======

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

        Future minimum rentals on noncancellable operating leases can be summarized as follows (in thousands):

             Year ended December 31,
             -----------------------
                       1996                                                   $  1,774
                       1997                                                      1,580
                       1998                                                      1,406
                       1999                                                      1,035
                       2000                                                        941
                    Thereafter                                                   6,719
                                                                              --------

             Total future minimum rentals                                     $ 13,455
                                                                              ========

(16)    RELATED PARTY TRANSACTIONS

        The Company and its subsidiaries lease automobiles, furniture, and equipment from a partnership that owns a controlling interest in AFC. These operating leases are cancellable upon one month's notice. During the years ended December 31, 1995, 1994, and 1993, rentals paid under these leases were approximately $2,955,000, $3,154,000, and $3,300,000, respectively.

        During the years ended December 31, 1995, 1994, and 1993, the Company and its subsidiaries paid management fees and investment advisory fees to AFC totaling approximately $17,885,000, $12,259,000, and $17,446,000, respectively.

        Short-term and other investments at December 31, 1995 and 1994, include notes receivable from AFC maturing in various years totaling approximately $6,485,000 and $8,496,000, respectively. During the years ended December 31, 1995, 1994, and 1993, the Company recorded investment income on the notes from AFC of approximately $699,000, $656,000, and $160,000, respectively.

        In 1995, 1994, and 1993, AFC and several of its subsidiaries rented office space in the home office building from the Company. During the years ended December 31, 1995, 1994, and 1993, the Company received rental income from AFC and several of its subsidiaries of approximately $1,281,000, $1,077,000, and $1,502,000, respectively.

        During 1994 and 1993, AFC contributed capital of $8,136,000 to AFA in the form of a note receivable, with a balance of $6,454,000 at December 31, 1995. The terms of the adjustable rate note (8% at December 31, 1995) provide for quarterly payments of principal and interest and matures in 2003. The note is included in fixed maturities on the consolidated balance sheets.

        During 1994, the Company paid a cash dividend of $2,300,000 to AFC.

        An officer of AFC serves on the board of directors of a financial institution in which the Company maintains cash balances and which has issued a promissory note to the Company and AFC with an outstanding balance at December 31, 1995, of approximately $2,443,000.

                                     PART C

                               OTHER INFORMATION

ITEM 28 -- FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements


     The Fund's financial statements as of and for the six months ended June 30, 1996 are incorporated herein by reference to its 1996 semiannual report to Contract Owners. Other information in such report is not incorporated by this reference and is not a part of the Registration Statement.



     The following financial statements are included in Item 27 of Part B of the Registration Statement:


AMERICAN FIDELITY VARIABLE ANNUITY FUND A

     Independent Auditors' Report

     Statements of Assets and Liabilities as of December 31, 1995 and 1994

     Statements of Operations for the Years Ended December 31, 1995 and 1994

     Statements of Changes in Net Assets for the Years Ended December 31, 1995
       and 1994

     Schedule of Portfolio Investments as of December 31, 1995

     Financial Highlights for the Five Years Ended December 31, 1995

     Notes to Financial Statements

AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

     Independent Auditors' Report

     Consolidated Balance Sheets as of December 31, 1995 and 1994

     Consolidated Statements of Income for the Years Ended December 31, 1995,
       1994 and 1993

     Consolidated Statements of Stockholder's Equity for the Years Ended
       December 31, 1995, 1994 and 1993

     Consolidated Statements of Cash Flows for the Years Ended December 31,
       1995, 1994 and 1993

     Notes to Consolidated Financial Statements

     (b) Exhibits

  EXHIBIT
  NUMBER
-----------
      1    -- Resolution adopted by the Board of Directors of the Company on May 7,
              1968, authorizing establishment of the Fund. Incorporated by reference to Exhibit 1 to Registrant's original filing on Form N-8B-1 and Form S-5.
      2    -- Rules and Regulations of the Registrant adopted September 3, 1968, and all amendments through April 23, 1986. Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 33 to Form N-3 filed
              March 1, 1993.
      3    -- Corporate Custodial Agreement dated December 19, 1994, between the
              Registrant and Boatmen's Trust Company, an Oklahoma Trust Company.
              Incorporated by reference to Exhibit 3 to Post-Effective Amendment
              No. 37 to Form N-3 filed September 20, 1995.

  EXHIBIT
  NUMBER
-----------
      4.1  -- Management and Investment Advisory Contract between the Registrant and the Company dated May 1, 1973, as amended by Amendment dated
              September 1, 1995. Incorporated by reference to Exhibit 4.1 to
              Post-Effective Amendment No. 33 to Form N-3 filed March 1, 1993 and
              Exhibit 4.1.1 to Post-Effective Amendment No. 37 to Form N-3 filed
              September 20, 1995.

      4.2  -- Investment Sub-Advisory Agreement between the Company and Lawrence W.
              Kelly & Associates, Inc. dated June 26, 1995. Incorporated by reference to Exhibit 4.3 to Post-Effective Amendment No. 37 to Form
              N-3 filed September 20, 1995.

      4.3  -- Investment Sub-Advisory Agreement between the Company and Todd
              Investment Advisors, Inc. dated June 26, 1995. Incorporated by reference to Exhibit 4.4 to Post-Effective Amendment No. 37 to Form
              N-3 filed September 20, 1995.

      5    -- Underwriting Contract between the Registrant and American Fidelity
              Securities, Inc., dated December 20, 1972. Incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 33 to Form N-3 filed
              March 1, 1993.

      6    -- Form of Variable Annuity Contract and Amendment Rider (Investment
              Management Charge). Incorporated by reference to Exhibit 6 to
              Post-Effective Amendment No. 27 to Form N-3 filed April 30, 1987 and
              Exhibit 6.1 to Post-Effective Amendment No. 38 to Form N-3 filed
              April 26, 1996.

      7    -- Form of Variable Annuity Application. Incorporated by reference to
              Exhibit 7 to Post-Effective Amendment No. 27 to Form N-3 filed April
              30, 1987.

      8.1 -- Articles of Incorporation of the Company and all amendments through November 4, 1987. Incorporated by reference to Exhibit 8.1 to
              Post-Effective Amendment No. 33 to Form N-3 filed March 1, 1993.

      8.2  -- Bylaws of the Company and all amendments through April 4, 1990.
              Incorporated by reference to Exhibit 8.2 to Post-Effective Amendment
              No. 33 to Form N-3 filed March 1, 1993.

      9    -- Not applicable.

     10    -- Not applicable.

     11    -- Not applicable.

     12    -- Not applicable.

     13    -- Independent Auditors' Consent.

     14    -- Not applicable.

     15    -- Not applicable.

     16    -- Schedule for computation of performance quotation provided in Item
              25.

     17    -- Financial Data Schedule.

     24    -- Power of Attorney.

ITEM 29 -- DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY

                                                                   POSITIONS AND
  NAME AND PRINCIPAL              POSITIONS AND OFFICES             OFFICES WITH
   BUSINESS ADDRESS               WITH INSURANCE COMPANY             REGISTRANT
  ------------------              ----------------------           -------------
Lynda L. Cameron           Director                                None
  2000 Classen Center
  Oklahoma City, OK

William M. Cameron         Vice Chairman and Chief Executive       None
  2000 Classen Center      Officer, Director
  Oklahoma City, OK

David R. Carpenter         Senior Vice President, Treasurer        None
  2000 Classen Center
  Oklahoma City, OK

William E. Durrett         Chairman of the Board, Director         None
  2000 Classen Center
  Oklahoma City, OK

Stephen P. Garrett         Senior Vice President, Secretary        None
  2000 Classen Center
  Oklahoma City, OK

Edward C. Joullian, III    Director                                Manager
  2000 Classen Center
  Oklahoma City, OK

Kenneth D. Klehm           Senior Vice President                   None
  2000 Classen Center
  Oklahoma City, OK

Alfred L. Litchenburg      Senior Vice President                   None
  2000 Classen Center
  Oklahoma City, OK

John W. Rex                President, Chief Operating Officer,     Manager and
  2000 Classen Center      Director                                Chairman of
  Oklahoma City, OK                                                the Board

Galen P. Robbins, M.D.     Director                                None
  3433 N.W. 56th
  Oklahoma City, OK

John D. Smith              Director                                None
  P.O. Box 18832
  Atlanta, GA

ITEM 30 -- PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT

       ** CAMERON ENTERPRISES, A LIMITED PARTNERSHIP (CELP) - OK CHART


                                   [CHART]



*        Insurance Company
**       A Limited Partnership
*** AFIMC is the Attorney-In-Fact for American Fidelity Lloyds Ins. Co., a Texas Lloyds plan insuror (74-2291275), NAIC #25470
****     No tax or registration numbers


Note: All of the above organizations are corporations that have the word Company, Inc., or Corp. The above organizations which have the letters L.L.C. or L.C. are limited liability companies.

     The Company's insurance company subsidiaries file with various state insurance departments separate financial statements prepared according to the practices prescribed or permitted by applicable state insurance laws and regulations. Separate financial statements of the Company's broker-dealer subsidiary, American Fidelity Securities, Inc., are prepared in accordance with generally accepted accounting principles and filed with the Securities and Exchange Commission.

     The subsidiaries of the Company reflected in the preceding table are included in the consolidated financial statements of the Company, and the Company and its consolidated subsidiaries are included in the consolidated financial statements of American Fidelity Corporation in accordance with generally accepted accounting principles.

ITEM 31 -- NUMBER OF CONTRACT OWNERS

     As of March 29, 1996 there were 1,538 Contract Owners of qualified contracts offered by the Registrant.

ITEM 32 -- INDEMNIFICATION

     Section 3 of the underwriting agreement provides that the Company will indemnify the Fund and its managers and its officers and employees, if any, from any failure by the underwriter to comply with any state or federal laws and Registrant agrees to indemnify the underwriter from any liability arising out of the registration statement. The Board of Directors of the Company adopted a resolution on May 7, 1968, indemnifying the Board of Managers of the Fund. The Company has undertaken to reimburse the Board of Managers for all legal and other expenses reasonably incurred in defense of any claims or liabilities to which the Board may become subject in the exercise of its duties and responsibilities to the Fund. No indemnification or reimbursement will be made in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duties. Additionally, the Board of Managers of the Fund is included in the Company's comprehensive dishonesty, disappearance and destruction policy, commonly known as a blanket bond.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     In accordance with Section 17(h) of the Investment Company Act of 1940, the members of the Board of Managers of Registrant do hereby waive any provision for indemnification to the extent such provision violates Section 17(h). The Board of Managers agree that indemnification is precluded for any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties ("disabling conduct") unless (1) there is a final decision on the merits by a court or other body before whom the proceeding was brought; (2) the person to be indemnified was not liable by reason of disabling conduct by the vote of a majority of a quorum of directors who are neither "interested persons" of the Registrant nor parties to the proceeding; or (3) a determination by an independent legal counsel in a written opinion.

ITEM 33 -- BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     American Fidelity Assurance Company is primarily engaged in writing life, accident and health and annuity business. The officers and directors of the Company are employed by the Company except for the following:

     1. Lynda L. Cameron, a director of the Company, is President of Cameron Arabian, Inc. and Cameron Equestrian Centers, Inc., 14150 South Air Depot Blvd., Edmond, Oklahoma 73034.

     2. Edward C. Joullian, III, a director of the Company, is Chairman of the Board of Directors and Chief Executive Officer of Mustang Fuel Corporation, 2000 N. Classen, Suite 800 East, Oklahoma City, Oklahoma 73106.

     3. Galen P. Robbins, M.D., a director of the Company, is a physician and a director of Cardiovascular Clinic, 3433 N.W. 56th Street, Suite 400, Oklahoma City, Oklahoma 73112.

     4. John D. Smith, a director of the Company, is President of John D. Smith Developments, Inc., a real estate development company, 3400 Peach Tree Road, Suite 831, Atlanta, Georgia 30326.

     A description of the other investment advisory activities of the Sub-Advisors is included in the Prospectus under "Management of the Fund." Lawrence W. Kelly and Janice M. Kelly are the sole shareholders and directors of Lawrence W. Kelly & Associates, Inc. The officers of Kelly and the positions they have held since January 1, 1994 or earlier are as follows:

                          NAME                               POSITIONS
          ------------------------------------  -----------------------------------
          Lawrence W. Kelly...................  Chairman, Chief Executive Officer
                                                and Treasurer
          Nicholas J. Welsh...................  Senior Vice President
                                                (1996-present); Vice President
                                                  (1995-1996); Associate, Dean
                                                  Witter Reynolds, Inc. (1988-1995)
          Maria Alejandra Tescher.............  Vice President -- Senior Trader &
                                                  Operations Manager
          Janice M. Kelly.....................  Secretary


     Todd Investment Advisers, Inc. is a wholly-owned subsidiary of Stifel Asset Management Corp. ("SAMC"), which is a wholly-owned subsidiary of Stifel Financial Corporation ("SFC"). The address of both SAMC and SFC is 500 North Broadway, St. Louis, Missouri 63102. Stifel, Nicolaus & Company ("Stifel"), a registered broker-dealer and investment advisor, is another wholly-owned subsidiary of SFC. Todd Investment is managed by the following persons, who have held the positions indicated since January 1, 1994 or earlier:

                          NAME                               POSITIONS
          ------------------------------------  -----------------------------------
          Bosworth M. Todd....................  Chairman and President; Director,
                                                  First Capital Bank of Kentucky
                                                  (1996-present); Director of SAMC
          Robert P. Bordogna..................  Executive Vice President; Director
                                                of SAMC
          George Herbert Walker, III..........  Chairman of SFC and SAMC
          Robert B. Cregor, Jr................  Executive Vice President
          Sam C. Ellington....................  Vice President (1996-present); Vice
                                                  President, PNC Bank, Louisville,
                                                  Kentucky (1993-1996)
          Curtiss M. Scott, Jr................  Vice President (1996-present);
                                                Partner and Managing Director,
                                                  Executive Investment Advisors,
                                                  Inc. (1993-1996)
          Margaret C. Bell....................  Vice President of Marketing


     Directors of Todd Investment are also employees of Stifel.

ITEM 34 -- PRINCIPAL UNDERWRITERS

     (a) American Fidelity Securities, Inc. is the sole underwriter for the Fund. The Fund is the only company for which it acts as underwriter, depositor, sponsor or investment advisor.

     (b) Director and officer information for American Fidelity Securities, Inc. is as follows:

    NAME AND PRINCIPAL                 POSITIONS AND OFFICES              POSITIONS AND
     BUSINESS ADDRESS                    WITH UNDERWRITER               OFFICES WITH FUND
---------------------------    -------------------------------------    -----------------
William E. Durrett             Director, Chairman of the                       None
P.O. Box 25523                 Board, President and
Oklahoma City, OK 73125        Registered Limited Principal
David R. Carpenter             Director, Senior Vice President,                None
P.O. Box 25523                 Treasurer, Chief Financial
Oklahoma City, OK 73125        Officer and Registered
                               Limited Principal
Marvin R. Ewy                  Director, Vice President,                       None
P.O. Box 25523                 Secretary, Chief Operations
Oklahoma City, OK 73125        Officer and Registered
                               Limited Principal
Nancy K. Steeber               Second Vice President,                          None
P.O. Box 25523                 Operations Officer and
Oklahoma City, OK 73125        Registered Limited Principal

     (c) Information about commissions received by American Fidelity Securities, Inc. in 1995 is as follows:

                            NET
     NAME OF           UNDERWRITING         COMPENSATION
    PRINCIPAL            DISCOUNTS         ON REDEMPTION        BROKERAGE         OTHER
   UNDERWRITER        AND COMMISSIONS     OR ANNUITIZATION     COMMISSIONS     COMPENSATION
------------------    ---------------     ----------------     -----------     ------------
American Fidelity        $ 255,986*              -0-               -0-              -0-
Securities, Inc.

---------------
* Equal to 3% fee deducted from premium deposits to the Fund.

ITEM 35 -- LOCATION OF ACCOUNTS AND RECORDS

     All records relating to the Fund required by Section 31(a) of the Investment Company Act of 1940 are kept at:

                              2000 Classen Center
                         Oklahoma City, Oklahoma 73106

ITEM 36 -- MANAGEMENT SERVICES

     See Item 21 -- "Investment Advisory and Other Services" in Part B of this Registration Statement.

ITEM 37 -- UNDERTAKINGS

     The Fund hereby undertakes to:

     (a) file a post-effective amendment, using financial statements of the Fund which need not be certified, within four to six months from the effective date of the Fund's 1933 Act registration statement;

     (b) file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

     (c) include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information; and

     (d) deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.


     The Company hereby represents that the fees and charges deducted under the Variable Annuity Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES


     As required by the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has caused this Registration Statement to be signed on its behalf, in the City of Oklahoma City, and State of Oklahoma on this 11th day of December, 1996.


                                            AMERICAN FIDELITY VARIABLE
                                              ANNUITY FUND A (REGISTRANT)


                                            BY     /s/  JOHN W. REX

                                            ------------------------------------
                                             John W. Rex, Chairman of the Board

                                            AMERICAN FIDELITY ASSURANCE
                                              COMPANY (INSURANCE COMPANY)


                                            BY     /s/  JOHN W. REX

                                            ------------------------------------
                                                   John W. Rex, President


     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 11, 1996.



                                                    /s/  JOHN W. REX

                                            ------------------------------------
                                             John W. Rex, Chairman of the Board


                                               /s/  DANIEL D. ADAMS, JR.

                                            ------------------------------------
                                               Daniel D. Adams, Jr., Manager
                                                 and Secretary of the Board


                                                 /s/  JEAN G. GUMERSON

                                            ------------------------------------
                                                 Jean G. Gumerson, Manager


                                               /s/  EDWARD C. JOULLIAN, III

                                            ------------------------------------
                                              Edward C. Joullian, III, Manager


                                                  /s/  GREGORY M. LOVE

                                            ------------------------------------
                                                  Gregory M. Love, Manager


                                                 /s/  J. DEAN ROBERTSON

                                            ------------------------------------
                                                 J. Dean Robertson, Manager


                                                /s/  G. RAINEY WILLIAMS, JR.

                                            ------------------------------------
                                              G. Rainey Williams, Jr., Manager

                                 EXHIBIT INDEX


  EXHIBIT
  NUMBER                                                                              PAGE
-----------                                                                        -----------
      1    -- Resolution adopted by the Board of Directors of the Company on May 7,
              1968, authorizing establishment of the Fund. Incorporated by reference to Exhibit 1 to Registrant's original filing on Form N-8B-1 and Form S-5.

      2    -- Rules and Regulations of the Registrant adopted September 3, 1968, and all amendments through April 23, 1986. Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 33 to Form N-3 filed
              March 1, 1993.

      3    -- Corporate Custodial Agreement dated December 19, 1994, between the
              Registrant and Boatmen's Trust Company, an Oklahoma Trust Company.
              Incorporated by reference to Exhibit 3 to Post-Effective Amendment
              No. 37 to Form N-3 filed September 20, 1995.

      4.1 -- Management and Investment Advisory Contract between the Registrant and the Company dated May 1, 1973, as amended by Amendment dated
              September 1, 1995. Incorporated by reference to Exhibit 4.1 to
              Post-Effective Amendment No. 33 to Form N-3 filed March 1, 1993 and
              Exhibit 4.1.1 to Post-Effective Amendment No. 37 to Form N-3 filed
              September 20, 1995.

      4.2  -- Investment Sub-Advisory Agreement between the Company and Lawrence W.
              Kelly & Associates, Inc. dated June 26, 1995. Incorporated by reference to Exhibit 4.3 to Post-Effective Amendment No. 37 to Form
              N-3 filed September 20, 1995.

      4.3  -- Investment Sub-Advisory Agreement between the Company and Todd
              Investment Advisors, Inc. dated June 26, 1995. Incorporated by reference to Exhibit 4.4 to Post-Effective Amendment No. 37 to Form
              N-3 filed September 20, 1995.

      5    -- Underwriting Contract between the Registrant and American Fidelity
              Securities, Inc., dated December 20, 1972. Incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 33 to Form N-3 filed
              March 1, 1993.

      6    -- Form of Variable Annuity Contract and Amendment Rider (Investment
              Management Charge). Incorporated by reference to Exhibit 6 to
              Post-Effective Amendment No. 27 to Form N-3 filed April 30, 1987 and
              Exhibit 6.1 to Post-Effective Amendment No. 38 to Form N-3 filed
              April 26, 1996.

      7    -- Form of Variable Annuity Application. Incorporated by reference to
              Exhibit 7 to Post-Effective Amendment No. 27 to Form N-3 filed April
              30, 1987.

      8.1 -- Articles of Incorporation of the Company and all amendments through November 4, 1987. Incorporated by reference to Exhibit 8.1 to
              Post-Effective Amendment No. 33 to Form N-3 filed March 1, 1993.

      8.2  -- Bylaws of the Company and all amendments through April 4, 1990.
              Incorporated by reference to Exhibit 8.2 to Post-Effective Amendment
              No. 33 to Form N-3 filed March 1, 1993.

      9    -- Not applicable.

     10    -- Not applicable.

     11    -- Not applicable.

     12    -- Not applicable.

     13    -- Independent Auditors' Consent.

     14    -- Not applicable.

     15    -- Not applicable.

     16    -- Schedule for computation of performance quotations provided in Item
              25.

     17    -- Financial Data Schedule.

     24    -- Power of Attorney.